Exhibit 10.16

REAL ESTATE PURCHASE AND SALE AGREEMENT

BETWEEN

ARBORS OF HARBOR TOWN JOINT VENTURE,

A TENNESSEE GENERAL PARTNERSHIP, AS SELLER

AND

FINPAR 4, L.L.C., A TENNESSEE LIMITED LIABILITY COMPANY,

 AS BUYER

FOR

ARBORS HARBOR TOWN APARTMENTS

Shelby County, Memphis, Tennessee

JV 333054

REAL ESTATE PURCHASE AND SALE AGREEMENT

Table of Contents

ARTICLE 1	PURCHASE AND SALE

ARTICLE 2	BASIC TERMS

ARTICLE 3	REPRESENTATIONS, WARRANTIES, AND COVENANTS

	3.1	Representations, Warranties, and Covenants by Seller
	3.2	No Other Representations and Warranties by Seller
	3.3	Representations, Warranties, and Covenants by Buyer
	3.4	Buyer’s Reliance on Own Investigation; “AS-IS” Sale

ARTICLE 4	THE TRANSACTION

	4.1	Escrow
	4.2	Purchase Price
		4.2.1	Earnest Money
		4.2.2	Retention and Disbursement of Earnest Money
		4.2.3	Cash at Closing
	4.3	Conveyance by Deed

ARTICLE 5	TITLE AND SURVEY

	5.1	Title Commitment
	5.2	Survey
	5.3	Subsequent Matters Affecting Title and Survey
	5.4	Effect of Approval Notice

ARTICLE 6	CONDITION OF THE PROPERTY

	6.1	Inspections
		6.1.1	Inspection of Property
		6.1.2	Inspection of Due Diligence Documents
	6.2	Entry onto Property
	6.3	Environmental Matters
		6.3.1	Buyer’s Environmental Investigation
		6.3.2	Seller’s Environmental Reports
	6.4	Approval and Termination
		6.4.1	Buyer’s Approval Notice
		6.4.2	Buyer’s Right to Terminate
		6.4.3	Seller’s Right to Terminate
	6.5	Service Contracts
	6.6	Management and Leasing of the Property

ARTICLE 7	CLOSING

	7.1	Buyer’s Conditions Precedent to Closing
	7.2	Seller’s Conditions Precedent to Closing
	7.3	Deposits in Escrow
		7.3.1	Seller’s Deposits
		7.3.2	Buyer’s Deposits
		7.3.3	Joint Deposits
		7.3.4	Other Documents
	7.4	Costs
	7.5	Prorations
		7.5.1	Generally
		7.5.2	Like-Kind Exchange (Proration)
	7.6	Insurance
	7.7	Close of Escrow
	7.8	Possession
	7.9	Recorded Instruments
	7.10	Tenant Notice

ARTICLE 8	CONDEMNATION AND CASUALTY

ARTICLE 9	NOTICES

ARTICLE 10	SUCCESSORS AND ASSIGNS

ARTICLE 11	BROKERS

ARTICLE 12	COVENANT NOT TO RECORD

ARTICLE 13	DEFAULT

	13.1	Default By Buyer
	13.2	Default By Seller

ARTICLE 14	NON-DEFAULT TERMINATION

ARTICLE 15	INDEMNITIES

	15.1	Seller Indemnity
	15.2	Buyer Indemnity
	15.3	Unknown Environmental Liabilities
	15.4	Release
	15.5	Survival

ARTICLE 16	MISCELLANEOUS

	16.1	Survival of Representations, Covenants, and Obligations
	16.2	Attorneys’ Fees
	16.3	Publicity

16.4	Captions
16.5	Waiver
16.6	Time
16.7	Controlling Law
16.8	Severability
16.9	Construction
16.10	Like-Kind Exchange
	16.10.1	Assignment of Rights to Agreement to Qualified Intermediary
	16.10.2	Reassignment
16.11	Execution
16.12	Amendments
16.13	Entire Agreement

RECEIPT BY ESCROWHOLDER

Exhibits

Exhibit A -	Special Warranty Deed
Exhibit B -	Assignment and Assumption of Leases
Exhibit C -	List of Existing Environmental Reports
Exhibit D -	Exceptions to Representations and Warranties
Exhibit E -	Certificate of Non-Foreign Status
Exhibit F - 1	Northwestern’s Certificate of Corporate Authorization
Exhibit F - 2	Harbor Town Partner’s Certificate(s) of Corporate Authorization
Exhibit G -	Bill of Sale
Exhibit H -	Seller’s Certificate
Exhibit I -	Buyer’s Certificate
Exhibit J -	List of Service Contracts and Long Term Service Contracts
Exhibit K -	Assignment and Assumption of Service Contracts and Other Obligations
Exhibit L -	Approval Notice
Exhibit M -	Affidavits as to Debts, Liens, Parties in Possession, and Gap Coverage
Exhibit N -	Tenant Notice
Exhibit O -	Assignment and Assumption of Real Estate Purchase and Sale Agreement Intentionally Omitted
Exhibit Q -	Federal National Mortgage Association Survey Requirements

REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS REAL ESTATE PURCHASE AND SALE AGREEMENT (“Agreement”) is made and entered into as of the Effective Date (as defined below) between ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee general partnership (hereinafter referred to as “Seller”), and FINPAR 4, L.L.C., a Tennessee limited liability company (hereinafter referred to as “Buyer”).

RECITALS

A.            Seller is the owner of a leasehold interest in that certain real property and improvements thereon commonly known as “Arbors Harbor Town Apartments” consisting of one (1) multifamily housing community consisting of an aggregate of 345 living units located at 671 Harbor Edge Drive in the city of Memphis, County of Shelby, State of Tennessee, all as more specifically defined in Article 2 hereof (the “Property”).

B.            Pursuant to that certain Lease Agreement, dated as of May 1, 1990, Seller will obtain title to the land on which the improvements are located on or prior to conveyance of the Property to Buyer.

C.            Seller desires to sell the Seller’s interest in the Property to Buyer and Buyer desires to purchase the Seller’s interest in the Property from Seller.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto intending to be legally bound hereby, agree as follows:

ARTICLE 1

PURCHASE AND SALE

1.1          Subject to the terms and conditions contained herein, Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, the Property (as defined in Article 2, below).

ARTICLE 2

BASIC TERMS

As used herein, the following Basic Terms are hereby defined to mean:

A&C Agreement	The Access and Confidentiality Agreement between Seller and Buyer dated as of September 20, 2011

Approval Date	Friday, November 18, 2011

Buyer’s Address for Notice	Carter-Haston Real Estate Services, Inc. Attn: John Carter 3301 West End Ave Suite 200

Nashville, TN 37203 Telephone: (615) 577-4657 E-Mail: jcarter@carterhaston.com

With a required copy to:
Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
Attn: Laurence M. Papel
Baker Donelson Center
211 Commerce Street
Suite 800
Nashville, TN 37201
Telephone: (615) 726-5656
E-Mail: lpapel@bakerdonelson.com

Buyer’s Taxpayer Identification Number	45-3304811

Closing Date

Thursday, December 8, 2011, or (i)such later date as postponed by the terms of Subsection 5.3(a); or (ii) such later date as postponed by Seller in order for Seller to terminate its obligations with respect to the Bonds (as defined in Section 3.1 (d)), which date shall not be later than December 21, 2011

Provided, if closing occurs on any date other than December 8, 2011, Seller shall provide Buyer with no less than five (5) days prior written notice of the Closing Date

Earnest Money	Five Hundred Thousand Dollars ($500,000)

Initial Earnest Money	Two Hundred Fifty Thousand Dollars($250,000)

Additional Earnest Money	Two Hundred Fifty Thousand Dollars ($250,000)

Effective Date	Friday, October 28, 2011

Escrowholder	First American Title Insurance Company 30 North La Salle Street, Suite 2700 Chicago, IL 60602 Attn: Paula Podvin Telephone: (312) 917-7258 Fax: (630) 799-8716

E-Mail: ppodvin@firstam.com

Involved Seller Representative(s) (re: Representations, Warranties, and Covenants by Seller)	Dennis Rainosek, Senior Vice President, Portfolio Management;
Tonia Bertaldo, property manager

Dean Steib, regional property manager

Long-Term Service Contracts	ADT-Alarm Monitoring Comcast-Cable Service Key Track- Key System Turfmaster- Landscaping Mac-Gray- Laundry Room

Materiality Limit (re: Casualty and Condemnation)	One Million Dollars ($100,000.00)

Property

Seller’s interest in the land described in Schedule 1 to Exhibit A attached hereto, together with all rights, privileges, and easements appurtenant to the land (hereinafter referred to as the “Land”), together with the following: (a) all buildings, improvements, and structures located on the Land (hereinafter referred to as the “Improvements” and, together with the Land, the “Real Property”); (b) all personal property owned by Seller which is used in the operation of the Real Property and located thereon, including all fixtures, appliances, furniture, furnishings, equipment, supplies, signage and lighting systems, computers and computer-related equipment in the property management office located on the Property but excluding all software (hereinafter referred to as the “Personal Property”); (c) all of Seller’s interest in any and all Tenant Leases (as defined below), including those agreements entered into after the Effective Date pursuant to Section 6.7 hereof, and any and all Service Contracts (as defined below), affecting the Real Property to which Seller is a party and which (i) Seller chooses to assign and (ii) Buyer chooses to have assigned to it and to assume pursuant to the provisions of Subsection 6.4.1 hereof; and (d) all rights Seller may have to use the name Arbors Harbor Town Apartments, or any other names or trademark relating thereto (except there shall be no assignment of the name

Gables or any derivitive thereof or any trademark related thereto), as it relates to the operation of the Real Property, and such other rights, interests, and properties as may be specified in this Agreement to be sold, transferred, assigned, or conveyed by Seller to Buyer.

Purchase Price	Thirty-One Million, Five Hundred Thousand Dollars ($31,500,000)

Seller’s Address for Notice

Northwestern Investment Management Company, LLC
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attn: Thomas O. Rabenn
Telephone: 414-665-5858
Fax: 414-625-5858
E-Mail: thomasrabenn@northwesternmutual.com

Gables Residential 2925 Briarpark, Suite 1220 Houston, TX 77042 Attn: Dennis Rainosek Telephone: (713) 267-7027 Fax: 713-784-4650 E-Mail: drainosek@gables.com with copies to:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attn: Susan Koleas, Paralegal
Telephone: (414) 665-1566
Fax: (414) 625-1566
E-Mail: susankoleas@northwesternmutual.com

Belz Investco GP 100 Peabody Place, Suite 1400 Memphis, TN 38103 Attn: Jimmie Williams Telephone: (901) 260-7270 Fax: 901-762-7271 E-Mail: jimmie.williams@belz.com

Henry Turley Company 65 Union Avenue, Suite 1200 Memphis, TN 38103 Attn: Henry Turley

Telephone: (901) 255-2120 Fax: 901-527-8943 E-Mail: hturley@henryturley.com

Harkavy Shainberg Kaplan & Dunstan PLC 6060 Poplar Avenue, Suite 140 Memphis, TN 38119 Attn: Michael D. Kaplan Fax: 901-866-5412 E-Mail: mkaplan@harkavyshainberg.com

Seller’s Broker	CB Richard Ellis Memphis Multifamily, LLC Attn: Blake Pera 5855 Ridge Bend Road Memphis, TN 38120 Telephone: (901) 260-1156

Service Contracts	Any and all contracts and service agreements, other than Long Term Service Contracts, affecting the Property to which Seller is a party and which Buyer chooses to assume pursuant to this Agreement.

Tenant Leases	All leases of residential apartment units in the Improvements

Title Insurer	First American Title Insurance Company 414 Union Street, Suite 1205 Nashville, TN 37219 Attn: Billy Rosenberg Telephone: (615) 256-6601 Fax: (615) 256-6604 E-Mail: brosenberg@firstam.com

ARTICLE 3

REPRESENTATIONS, WARRANTIES, AND COVENANTS

3.1                               Representations, Warranties, and Covenants by Seller.  Subject to the limitations set forth in Sections 3.2 and 15.1 hereof, Seller hereby represents and warrants that:

(a)                                 Seller has the full legal power, authority, and right to execute, deliver, and perform its obligations under this Agreement, and Seller’s performance hereunder has been duly authorized by all requisite action on the part of Seller and no remaining action is required to make this Agreement binding on Seller.

(b)                                 There are no employees of Seller working at the Property.

(c)                                  Neither Seller, any person or entity owning (directly or indirectly) a ten percent (10%) or greater ownership interest in Seller, nor any guarantor and/or indemnitor of the obligations of Seller hereunder:  (i) is now or shall become, a person or entity with whom Buyer is restricted from doing business with under regulations of the Office of Foreign Assets Control (“OFAC”) of the Department of the Treasury (including, but not limited to, those names on OFAC’s Specially Designated Nationals and Blocked Person list) or under any statute, executive order (including, but not limited to, the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action:  (ii) is now or shall become, a person or entity with whom Buyer is restricted from doing business with under the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001, or the regulations or orders thereunder:  and (iii) is not knowingly engaged in, and shall not engage in, any dealings or transaction, or be otherwise associated with such persons or entities described in (i) and (ii) above.

(d)                                 The Property is encumbered by a First Leasehold Deed of Trust with Assignment of Rents and Leases and Security Agreement, dated as of May 1, 1990, which will be released as of the Closing Date, and is financed with proceeds of $16,350,000 Memphis Center City Revenue Finance Corporation Multi-Family Housing Revenue Refunding Bonds (Arbors of Harbor Town Project), Series 1990 (“Bonds”), which will be no longer outstanding as of the Closing Date.

(e)                                  To Seller’s Actual Knowledge (as defined below), except as set forth in Exhibit D attached hereto, as of the Effective Date:

(1)                                 Seller has received no written notice, not subsequently cured, from any governmental entity citing Seller for a violation of any law, ordinance, order, or regulation which is applicable to the present use and occupancy of the Property.

(2)                                 The rent roll attached hereto and incorporated herein as Schedule 2 to Exhibit B is true, correct, and complete as of the date specified thereon (to be updated as of the Closing Date), such list containing the identification of each space in the Property and, for each such space, the name of the tenant, the date of the Tenant Lease, the Tenant Lease expiration date and the monthly rent.

(3)                                 In connection with Tenant Leases, (i) Seller has received no written claim from any tenant alleging that Seller has defaulted in performing any of its obligations under any of the Tenant Leases that has not been cured or otherwise resolved, (ii) no material defaults exist under any of the Tenant Leases on the part of the tenant thereunder.  Buyer hereby acknowledges that actions or disputes with respect to tenants at the Property may be commenced and be pending between the Effective Date and the Closing Date, any one or more of which may accelerate into a tenant default.  Seller shall revise Exhibit D and promptly deliver the same to Buyer upon the occurrence of any new tenant default occurring prior to the Closing Date, along with any notice(s) with respect to such default or other written communication in connection therewith.  Buyer hereby agrees that such tenant defaults described on Exhibit D, as it may be revised, provided that any matters added to Exhibit D after the Effective Date are in the ordinary course of the operation of the Property and do not materially vary in extent or character from those so described by Seller on Exhibit D as of the

Effective Date, if any, shall not relieve Buyer from its obligations, or extend Buyer’s rights in any manner, under the Agreement.

(4)           Seller has not been served in any litigation, arbitration, or other judicial, administrative, or other similar proceedings involving or related to the Property which is currently pending and which would have a material impact on Buyer’s ownership or operation of the Property.

(5)           The list of contracts and other service agreements attached hereto as Schedule 2 to Exhibit K is true, correct, and complete as of the date specified thereon (to be updated as of the Closing Date), and Seller has received no written claim from any party thereto alleging a default by Seller in performing any of its obligations under any of the contracts or service agreements, that has not been cured or otherwise resolved.

(6)           Seller has received no written governmental notice of any actual or threatened condemnation of the Property or any part thereof.

(7)           Except as may be set forth in the Existing Environmental Report(s), as defined in Subsection 6.3.2 hereof, Seller has received no written notice from any governmental agency with respect to (i) any Hazardous Material contamination on the Real Property, or (ii) any investigation, administrative order, consent order, agreement, litigation, or settlement with respect to any Hazardous Material or Hazardous Material contamination that is in existence with respect to the Real Property.  As used herein, “Hazardous Material” means any hazardous, toxic or dangerous waste, substance, or material, as currently defined for purposes of (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or (b) any other federal, state, or local law, ordinance, rule, or regulation applicable to the Property and establishing liability standards or required action as to reporting, discharge, spillage, storage, uncontrolled loss, seepage, filtration, disposal, removal, use, or existence of a hazardous, toxic, or dangerous waste, substance, or material.

Buyer hereby acknowledges that (i) Seller makes no representations or warranties concerning any patents, trademarks, copyrights, or other intellectual property rights and (ii)  “Seller’s Actual Knowledge,” upon which all of the representations and warranties set forth in this Article are based, means only the current actual knowledge of the Involved Seller Representative(s), without conducting any investigations whatsoever, or inquiry or review of files in Seller’s possession or control in connection with this transaction or the making of the representations contained in this Article.  Seller shall promptly notify Buyer of any event or circumstance which makes any representation or warranty by Seller in this Agreement untrue.  At Closing, as defined in Section 7.7 hereof, Seller shall deliver to Buyer a Seller’s Certificate in the form of Exhibit H attached hereto.  Buyer agrees that the sole and exclusive remedy for a breach of any representation or warranty by Seller (either herein or in the Seller’s Certificate) shall be as set forth in Section 15.1 hereto, subject to any limitations set forth therein.

3.2                               No Other Representations and Warranties by Seller.  Except as set forth in Section 3.1 hereof and the representations expressly set forth in any document executed by Seller and delivered to Buyer at Closing, Seller makes no other, and specifically negates and disclaims any other representations, warranties, promises, covenants, agreements, or guarantees of any kind or character whatsoever, whether express or implied, oral, or written, past, present, or future, with respect to the Property, including, without limitation:  (i) the ownership, management, and operation of the Property; (ii) title to the Property; (iii) the physical condition, nature, or quality of the Property, including, without limitation, the quality of the soils on and under the Real Property, and the quality of the labor and materials included in the Improvements or Personal Property; (iv) the fitness of the Property for any particular purpose; (v) the presence or suspected presence of Hazardous Material on, in, under, or about the Property (including, without limitation, the soils and groundwater on and under the Real Property); (vi) the compliance of the Real Property with applicable governmental laws or regulations, including, without limitation, the Americans with Disabilities Act of 1990, environmental laws and laws or regulations dealing with zoning or land use; or (vii) the past or future operating results and value of the Property (which matters described in clauses (i)-(vii) above are hereinafter collectively referred to as “Condition and Quality of the Property”).

3.3                               Representations, Warranties, and Covenants by Buyer.  Buyer hereby represents and warrants to Seller that:

(a)           Buyer has the full legal power, authority, and right to execute, deliver, and perform its legal obligations under this Agreement, and Buyer’s performance hereunder has been duly authorized by all requisite action on the part of Buyer, and no remaining action is required to make this Agreement binding on Buyer.

(b)           Buyer shall deliver to Seller, pursuant to the provisions of Subsection 6.3.1 hereof, any and all environmental reports on or concerning the Property that will be prepared by Buyer or on Buyer’s behalf.

(c)           All documents and information relating to the Property which are disclosed to or obtained by Buyer pursuant to the A&C Agreement  (“Property Information”) shall be held by Buyer in strict confidence.  Buyer shall not disclose Property Information to any third party except (a) to Buyer’s investors and/or to its lenders, professional advisors, outside counsel, and employees (“Buyer Parties”), and if so disclosed, then only to the extent necessary to facilitate Buyer’s evaluation of the condition of the Property or its financing of the same on a “need-to-know” basis; (b) a required disclosure to any governmental, administrative, or regulatory authority having or asserting jurisdiction over either Buyer, Seller, or the Property; or (c) to any person entitled to receive such information pursuant to a subpoena or other legal process.  Notwithstanding the foregoing, Property Information shall not include the following: (i) information which has been or becomes generally available to the public other than as a result of a disclosure by Buyer in violation of this Agreement; or (ii) information which was available to Buyer on a non-confidential basis prior to its disclosure to Buyer by Seller.  Buyer shall inform all Buyer Parties to whom it has disclosed Property Information of the confidential nature of the same, and Buyer shall be responsible in the event that such Buyer Parties fail to treat such Property Information confidentially.

(d)           Buyer has, or will have, as of the Closing Date, the financial capacity to perform its obligations under this Agreement.

(e)           Neither Buyer, any person or entity owning (directly or indirectly) a ten percent (10%) or greater ownership interest in Buyer, nor any guarantor and/or indemnitor of the obligations of Buyer hereunder:  (i) is now or shall become, a person or entity with whom Seller is restricted from doing business with under regulations of the Office of Foreign Assets Control (“OFAC”) of the Department of the Treasury (including, but not limited to, those named on OFAC’s Specially Designated Nationals and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001, Executive Order Blocking Property and Prohibiting  Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (ii) is now or shall become, a person or entity with whom Seller is restricted from doing business with under the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001, or the regulations or orders thereunder; and (iii) is not knowingly engaged in, and shall not engage in, any dealings or transaction, or be otherwise associated with such persons or entities described in (i) and (ii) above.

Buyer shall promptly notify Seller of any event or circumstance which makes any representation or warranty by Buyer under this Agreement untrue.  At Closing, Buyer shall deliver to Seller a Buyer’s Certificate in the form of Exhibit I attached hereto.  The provisions of Subsections 3.3(b) and (c) shall survive the termination of this Agreement indefinitely.  Seller agrees that the sole and exclusive remedy for a breach of any representation or warranty by Buyer (either herein or in the Buyer’s Certificate) shall be as set forth in Section 15.2 hereto, subject to any limitations set forth therein.

3.4                               Buyer’s Reliance on Own Investigation; “AS-IS” Sale.

(a)           Buyer agrees and acknowledges that, as of the Closing Date, Buyer shall have made such feasibility studies, investigations, title searches, environmental studies, engineering studies, inquiries of governmental officials, and all other inquiries and investigations as Buyer shall deem necessary to satisfy itself as to the Condition and Quality of the Property.

(b)           Except as represented and warranted by Seller pursuant to the terms and provisions of Section 3.1 hereof, or in any document required to be executed by Seller and delivered to Buyer at Closing, Buyer acknowledges and agrees that, at Closing, Buyer shall buy the Property in its then condition, “AS IS, WHERE IS,” with all faults and solely in reliance on Buyer’s own investigation, examination, inspection, analysis, and evaluation.  Buyer is not relying on any statement or information made or given, directly or indirectly, orally or in writing, express or implied, by Seller, its agents or broker as to any aspect of the Property, including without limitation, the Condition and Quality of the Property (as defined in Section 3.2 hereof), but rather, is and will be relying on independent evaluations by its own personnel or consultants to make a determination as to the physical and economic nature, condition, and prospects of the Property.

(c)           The agreements and acknowledgments contained in this Section 3.4 constitute a conclusive admission that Buyer, as a sophisticated, knowledgeable investor in real property, shall acquire the Property solely upon its own judgment as to any matter germane to the Property or to Buyer’s contemplated use or investment in the Property, and not upon any statement, representation or warranty by Seller or any agent or representative of Seller (including Seller’s Broker), which is not expressly set forth in this Agreement.

(d)           Notwithstanding anything in this Agreement to the contrary, as a sophisticated and knowledgeable investor in real property, Buyer is aware that mold, water damage, fungi, bacteria, indoor air pollutants or other biological growth or growth factors (collectively called “Indoor Air Pollutants”) may exist at the Property and that such Indoor Air Pollutants may be undiscoverable during routine or invasive inspections, ownership, or operations of the Property.  In evaluating its purchase of the Property and determining the Purchase Price, Buyer has taken (or shall take) these matters into account, and Buyer shall assume, at Closing, the risk of all Indoor Air Pollutants, including, without limitation, those resulting from patent or latent construction defects.

(e)           If Buyer converts or attempts to convert the Property into a condominium form of ownership, Buyer shall include in any purchase agreement, offering statement, marketing statement, or other marketing materials, substantially the following statement: “The project and the Improvements at the Property were originally constructed for rental rather than sale, and each prior owner and its [members, and its members] wholly-owned affiliates, subsidiaries, agents, employees, officers, directors, trustees, or other representatives of the foregoing, have no liability for construction defects or warranties related thereto.” In the event of any subsequent sale of the Property without prior conversion to a condominium form of ownership, Buyer shall include the requirements of this subsection in its sale contract with any subsequent buyer.

The provisions of this Section 3.4 shall survive Closing.

ARTICLE 4

THE TRANSACTION

4.1                               Escrow.  In order to effectuate the conveyance contemplated by this Agreement, the parties hereto agree to open an escrow account with Escrowholder.  A copy of this Agreement shall be delivered to, and receipt thereof shall be acknowledged by, Escrowholder upon full execution hereof by Seller and Buyer.

4.2                               Purchase Price.  Subject to the provisions hereof, Buyer agrees to pay the Purchase Price for the Property to Seller as follows:

4.2.1                     Earnest Money.  Within two (2) business days following full execution of this Agreement, Buyer shall deposit with Escrowholder the Initial Earnest Money in cash or other immediately payable funds.  Failure of Buyer to timely deposit the Initial Earnest Money with Escrowholder shall constitute a default by Buyer hereunder.  At the expiration of the Inspection Period, as defined in Subsection 6.1.1 hereof, if Buyer chooses to proceed under the terms of this Agreement and has delivered to Seller and Escrowholder the Approval Notice pursuant to the provisions of Subsection 6.4.1 hereof, Buyer shall simultaneously deposit with Escrowholder the Additional Earnest Money in cash or other immediately payable funds.  Failure of Buyer to timely deposit the Additional Earnest Money with Escrowholder shall constitute a default by Buyer hereunder.  The Initial Earnest Money and Additional Earnest Money are hereinafter collectively referred to as the “Earnest Money.”

4.2.2                     Retention and Disbursement of Earnest Money.  If the transaction contemplated by this Agreement closes in accordance with the terms and conditions of this Agreement,

then, at Closing, the Earnest Money and all interest earned thereon shall be applied against the Purchase Price.  In the event of a default by Buyer, the Earnest Money shall be delivered to Seller pursuant to the terms herein and all interest earned thereon shall be paid to Seller.  The Earnest Money shall be held in an interest-bearing account at a federally-insured bank in the name of Buyer.  Escrowholder shall not disburse any of the Earnest Money except in accordance with (a) this Agreement; (b) written instructions executed by both Buyer and Seller; or (c) as follows:

If Buyer or Seller, by notice to Escrowholder, makes demand upon Escrowholder for the Earnest Money (the “Demanding Party”), Escrowholder shall, at the expense of the Demanding Party, give notice of such demand (the “Notice of Demand”) to the other party (the “Other Party”).  If Escrowholder does not receive notice from the Other Party contesting such disbursement of the Earnest Money within five (5) business days from the date on which the Notice of Demand was given, Escrowholder shall disburse the Earnest Money to the Demanding Party.  If Escrowholder does receive notice from the Other Party contesting such disbursement of the Earnest Money within five (5) business days from the date on which the Notice of Demand was given, then Escrowholder shall thereafter disburse the Earnest Money only in accordance with written instructions executed by both Buyer and Seller, or if none, then in accordance with a final, non-appealable court order.

Seller and Buyer shall indemnify and hold Escrowholder harmless from all costs and expenses incurred by Escrowholder, including reasonable attorneys’ fees, by reason of Escrowholder being a party to this Agreement, except for any costs and expenses (a) incurred by Escrowholder as a result of any failure by Escrowholder to perform its obligations under this Agreement or (b) arising out of the negligence or misconduct of Escrowholder.  In the event of any disagreement between Seller and Buyer resulting in adverse claims or demands being made in connection with the Earnest Money, Escrowholder, upon written notice to Seller and Buyer, may commence an interpleader action and deposit the Earnest Money with a court of competent jurisdiction.

4.2.3                     Cash at Closing.  Buyer shall pay to Seller, by depositing with Escrowholder, in cash or other immediately payable funds, the Purchase Price (against which the Earnest Money plus the accrued interest thereon shall be applied) held by Escrowholder, plus costs to be paid by Buyer pursuant to Section 7.4 hereof, and plus or minus prorations and adjustments shown on the closing statements executed by Buyer and Seller, all in accordance with Section 7.5 of this Agreement.

4.3                               Conveyance by Deed.  Subject to the provisions hereof, on the Closing Date Seller shall convey title to the Property to Buyer by a special warranty deed (the “Deed”) substantially in the form of Exhibit A attached hereto, subject to the Permitted Exceptions as determined pursuant to Section 5.1 of this Agreement. If necessary, the form of Deed shall be modified so as to be recordable in the jurisdiction where the Property is located.

ARTICLE 5

TITLE AND SURVEY

5.1                               Title Commitment.  Seller has, prior to the Effective Date, delivered or caused  First American Title Insurance Company to deliver to Buyer, a title commitment (the “Commitment”) with respect to the Property, together with a legible copy of each instrument that is listed as an exception in the Commitment, with the cost thereof to be paid in accordance with Section 7.4 hereof.  Buyer shall have five (5) days after the Effective Date to examine same and to notify Seller in writing of its objections to title (all items so objected to being hereinafter referred to as the “Objectionable Items”).  All matters affecting title to the Property as of the date of the Commitment, except those specifically and timely objected to by Buyer in accordance with this Section, shall be deemed approved by Buyer and shall be deemed to be “Permitted Exceptions.”  If Buyer timely notifies Seller of any Objectionable Items, Seller may, but shall not be obligated to, cure or remove same; however, Seller agrees to consult with Title Insurer in order to determine which Objectionable Items, if any, Title Insurer is willing to remove, all with no action required on the part of Seller.  Anything in this Agreement to the contrary notwithstanding, Seller shall, prior to closing, cure any monetary liens created by Seller.

If Seller and/or Title Insurer does cure or remove all such Objectionable Items, Buyer shall have no further right to terminate this Agreement pursuant to this Article except with respect to subsequent matters affecting title and survey as set forth in Section 5.3 herein.  Such Objectionable Items shall be deemed cured or removed if Title Insurer issues a revised Commitment to issue, at Closing, an ALTA  Owner’s Policy of Title Insurance in the amount of the Purchase Price in favor of Buyer, with such Objectionable Items having been removed as exceptions or insured over by Title Insurer.  Seller shall notify Buyer, within ten (10) days after Seller’s receipt of Buyer’s notice of Objectionable Items, as to which Objectionable Items Seller and/or Title Insurer are willing or able to cure or remove (“Seller’s Election”); and if no such notice is given within such time period, Seller shall be deemed to have elected not to cure any of the Objectionable Items.  If Seller is unwilling or unable to cure some or all of the Objectionable Items, Buyer shall, as its sole and exclusive remedy in such event, make an election in writing (“Buyer’s Election”), within five (5) business days after receipt by Buyer of Seller’s Election (or the expiration of the time period for Seller to make Seller’s Election if Seller fails to send notice of Seller’s Election) either:

(a)           to accept title to the Property subject to the Objectionable Items which Seller is unwilling or unable to cure (all such items being thereafter included in “Permitted Exceptions”), in which event the obligations of the parties hereunder shall not be affected by reason of such matters, the sale contemplated hereunder shall be consummated without reduction of the Purchase Price, and Buyer shall have no further right to terminate this Agreement pursuant to this Article; or

(b)           to terminate this Agreement in accordance with Article 14 hereof.

If Seller has not received Buyer’s Election within such five (5) business day period, Buyer shall be deemed conclusively to have elected to accept title to the Property in accordance with paragraph (a) above.

At Closing, Seller shall provide Title Insurer with an Affidavit as to Debts, Liens, Parties in Possession, and GAP Coverage in the form of Exhibit M attached hereto, which form has been approved and accepted by Title Insurer. Under no circumstances shall Seller be obligated to give Title Insurer any certificate, affidavit, or other undertaking of any sort which would have the effect of increasing the potential liability of Seller over that which it would have by giving Buyer the Special Warranty Deed required hereunder.  Pursuant to the terms of Section 5.4 hereof, Seller’s receipt of Buyer’s Approval Notice shall be deemed to be Buyer’s approval of the condition of title to the Property.

5.2                               Survey.  Seller has provided Buyer with updated as-built surveys (from the October 11, 2011 (Phase 2) and October 11, 2011 (Phase 3) revisions previously provided to Buyer) of the Property (“Survey”) which, prior to Closing, shall be certified to Buyer, the Title Company and Buyer’s Lender and which shall comply with the survey requirements of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, attached hereto as Exhibit Q.   If as a result of reviewing the Survey, Buyer determines there are additional exceptions to title other than Permitted Exceptions which, in Buyer’s judgment, would adversely affect Buyer’s intended use of the Property, such items shall, if and only if Buyer shall give written notice thereof to Seller no later than ten (10) days from the Effective Date, be deemed “Objectionable Items,” and, if Buyer shall so give notice to Seller, then the rights and obligations of Buyer and Seller with regard to such Objectionable Items shall be as set forth in Section 5.1 hereof.  Pursuant to the terms of Section 5.4 hereof, Seller’s receipt of Buyer’s Approval Notice shall be deemed to be Buyer’s approval of the Survey.

5.3                               Subsequent Matters Affecting Title and Survey.  If Buyer’s survey or the title insurance policy which would otherwise be delivered to Buyer at Closing, reflects as exceptions, any items other than Permitted Exceptions, such items shall, if and only if Buyer shall give written notice thereof to Seller no later than the Closing Date, be deemed “Objectionable Items,” and if Buyer shall so give notice to Seller, then:

(a)           the Closing shall be postponed to the first business day which is twenty (20) days after the Closing Date, or such earlier date as may be mutually agreed to between Buyer and Seller; and

(b)           the rights and obligations of Buyer and Seller with regard to such Objectionable Items shall be as set forth in Section 5.1 hereof.

5.4                               Effect of Approval Notice.  Notwithstanding anything contained herein to the contrary, except for any title matters which may arise subsequent to Buyer’s approval of the Permitted Exceptions and which Buyer provides Seller with notice of pursuant to the provisions of Section 5.3 hereof, any Approval Notice sent by Buyer to Seller pursuant to the provisions of   Subsection 6.4.1 hereof shall be deemed to be Buyer’s approval of the Survey and condition of title to the Property pursuant to the provisions of Sections 5.1 and 5.2 hereof.

ARTICLE 6

CONDITION OF THE PROPERTY

6.1                               Inspections.

6.1.1                     Inspection of Property.  BUYER HAS BEEN EXPRESSLY ADVISED BY SELLER TO CONDUCT AN INDEPENDENT INVESTIGATION AND INSPECTION OF THE PROPERTY (subject to the provisions hereof), UTILIZING EXPERTS AS BUYER DEEMS NECESSARY.  Subject to the provisions of Section 15.2 and Subsection 6.3.1 hereof, from the Effective Date until the Approval Date (the “Inspection Period”), Buyer shall have the right to conduct, at its own expense, an inspection of the Property to determine, among other things, the Condition and Quality of the Property (as defined in Section 3.2 hereof).

Subject to Section 6.2 hereof, Buyer and its contractors and agents, may enter upon the Property for purposes of examining its terrain, access thereto and physical condition, conducting engineering and/or feasibility studies, conducting site analysis and making any test or inspection Buyer may deem necessary related to the Property; provided, however, any “Phase II” (as such term is commonly used in the industry), or other invasive testing shall require the prior written consent of Seller, which consent may be granted or withheld in Seller’s sole and absolute discretion.  During the Inspection Period, Seller will provide Buyer and its representatives with reasonable access to the Property subject to the provisions of Section 6.2 hereof.

6.1.2                     Inspection of Due Diligence Documents.  Upon written request, Buyer may have access to, and may copy at Buyer’s sole expense, the following items relating to the Property which are in the possession or control of the management agent:  (i) copies of the income and expense operating statements for the Property for the most recent three (3) calendar years and the partial current year; (ii) Tenant Leases, along with a standard form lease, if any; (iii) the real property tax assessment and tax bills with respect to the Property for the past three (3) years; (iv) utility bills which have been the obligation of Seller for the preceding twelve (12)  months; (v) available licenses and permits, if any; (vi) all Service Contracts which Seller is proposing to assign, including any and all amendments thereto; (vii) available soils reports, if any; (viii) any tenant files; and (ix) any documents not listed above, which are to be made available to Buyer pursuant to the A&C Agreement.

6.2                               Entry onto Property.  Notwithstanding anything contained herein to the contrary, Buyer, its contractors and/or agents, may only enter onto the Property during the Inspection Period, provided Buyer has obtained the prior authorization of Seller, and then only in the company of Seller or its agents.  Seller shall respond to Buyer’s requests for authorization to enter onto the Property within a reasonable period of time, and shall cooperate with Buyer in good faith to make arrangements for Seller or its agents to so accompany Buyer, its contractors and/or agents.  Buyer’s inspection rights shall be subject to the rights of the tenant(s), including without limitation, rights of quiet enjoyment, and Buyer agrees that it will not unreasonably interfere with any tenant or contractor on the Property or Seller’s operation of the Property.

Upon Buyer’s execution of this Agreement, Buyer and/or its agents or contractors shall continue to obtain and keep in full force and effect, insurance as set forth below pursuant to the A&C Agreement, with Seller listed as certificate holder and naming Seller and its wholly-owned affiliates, subsidiaries, and agents as additional insureds on the Commercial General Liability and Business Automobile insurance policies, and shall provide Seller with certificates of insurance satisfactory to Seller evidencing such insurance.

The aforesaid coverages shall be maintained throughout the term of this Agreement and may not be cancelled or terminated by the insurer without thirty (30) days advance written notice to Seller. Furthermore, any coverage written on a “Claims-Made” basis shall be kept in force, either by renewal or the purchase of an extended reporting period, for a minimum period of one (1) year following the Closing or other termination of this Agreement.  Such insurance shall be issued by an insurer with an A.M. Best financial strength and size rating of “A-/XV” or better.  Nothing herein contained shall in any way limit Buyer’s liability under this Agreement or otherwise.

Buyer shall observe, and cause its agents and contractors to observe, all appropriate safety precautions in conducting Buyer’s inspection of the Property and perform all work and cause its agents and contractors to perform all work, in such a manner so as not to cause any damage to the Property, injury to any person or to the environment, or interference with any ongoing operations at the Property.  Buyer shall indemnify, defend, and hold Seller and its wholly-owned affiliates, subsidiaries, agents, employees, officers, directors, trustees, or other representatives of Seller (collectively, the “Indemnified Parties”) harmless from and against any losses, damages, expenses, liabilities, claims, demands, and causes of action (together with any legal fees and other expense incurred by any of the Indemnified Parties in connection therewith), resulting directly or indirectly from, or in connection with, any inspection of or other entry upon the Property (including any investigation of the Property necessary for completion of Buyer’s Environmental Report and any entry onto the Property with the authorization of Seller) by Buyer, or its agents, employees, contractors, or other representatives, including, without limitation, any losses, damages, expenses, liabilities, claims, demands, and causes of action resulting, or alleged to be resulting, from injury or death of persons, or damage to the Property or any other property, or mechanic’s or materialmen’s liens placed against the Property in connection with Buyer’s inspection thereof.  Buyer agrees to promptly repair any damage to the Property directly or indirectly caused by any acts of Buyer, or its agents or contractors, and to restore the Property to the condition that existed prior to Buyer’s entry. Notwithstanding the foregoing, Buyer shall have no liability or obligation with respect to any adverse condition which existed at the Property prior to Buyer’s inspection, except to the extent Buyer’s inspection exacerbates such adverse condition.  This Section shall survive Closing or other termination of this Agreement.

6.3                               Environmental Matters.

6.3.1                     Buyer’s Environmental Investigation.  Subject to the provisions of Section 6.2, during the Inspection Period, Buyer, at its option, may conduct, at Buyer’s sole cost and expense, any “Phase “I” (as such term is commonly used in the industry) environmental testing of the Property.  Any “Phase II” (as such term is commonly used in the industry), or other invasive testing shall require the prior written consent of Seller, which consent may be granted or withheld in Seller’s sole and absolute discretion.  Buyer agrees not to disturb any asbestos which may be located on the Property.

Buyer shall, within five (5) business days of Buyer’s receipt, deliver to Seller any reports or other results of Buyer’s environmental investigation of the Property (collectively, “Buyer’s Environmental Report(s)”).

6.3.2                     Seller’s Environmental Reports.  Seller shall deliver to Buyer, not later than five (5) business days after the full execution of this Agreement, copies of all environmental reports in Seller’s possession relating to the Property that were prepared by third party environmental consultants on Seller’s behalf (the “Existing Environmental Report(s)”).  The Existing Environmental Report(s) are listed on Exhibit C attached hereto.  Seller may, but shall not be required to, commission additional environmental testing of the Property at any time prior to the Closing Date, the cost of which shall be paid by Seller (the “Future Environmental Report(s)”).  The Existing Environmental Report(s) and any Future Environmental Report(s) are hereinafter collectively referred to as “Seller’s Environmental Reports.”  Seller shall provide Buyer with a copy of any final Future Environmental Report promptly after Seller’s receipt of same.  Anything to the contrary herein notwithstanding, Seller shall have no responsibility or liability with respect to the results or any inaccuracies in any Seller’s Environmental Report(s), and makes no representations or warranties whatsoever regarding (i) the completeness of Seller’s Environmental Report(s); (ii) the truth or accuracy of Seller’s Environmental Report(s); or (iii) the existence or nonexistence of any hazardous or toxic wastes or materials in, on, or about the Property.  Further, Seller is not assigning Seller’s Environmental Report(s) to Buyer, nor granting Buyer any rights with respect to any environmental firm(s) producing Seller’s Environmental Report(s).

6.4                               Approval and Termination.

6.4.1                     Buyer’s Approval Notice.  Buyer shall have the right, in its absolute discretion, for any reason, to terminate this Agreement by written notice to Seller given at any time prior to the Approval Date.  If Buyer does not elect to terminate this Agreement, then, on or before the Approval Date, Buyer shall deliver to Seller and Escrowholder a written notice (“Approval Notice”) in the form of Exhibit L attached hereto, without condition, to the effect that Buyer has approved all aspects of the Property, including, but not limited to, the Survey and the condition of title to the Property pursuant to the provisions of Sections 5.1 and 5.2 hereof, and chooses to proceed under the terms of the Agreement and shall simultaneously deposit with Escrowholder the Additional Earnest Money, as required in accordance with Subsection 4.2.1 hereof.  Buyer shall also specify in the Approval Notice those Service Contracts which Buyer elects to have assigned to it, and the failure of Buyer to so specify shall be deemed to be an election by Buyer to terminate all Service Contracts.  Notwithstanding anything contained herein to the contrary, Buyer hereby agrees to assume and shall have no option to terminate Long Term Service Contracts as defined in Article 2 hereof so long as the Long Term Service Contracts are assumable under their current or more favorable terms.  Seller agrees to cooperate with Buyer in Buyer’s efforts to obtain each vendor’s approval of assignment to Buyer prior to the Approval Date.  If Buyer does not timely send the Approval Notice, Buyer will be conclusively deemed to have terminated this Agreement in accordance with Article 14 hereof.

6.4.2                     Buyer’s Right to Terminate.  In addition to Buyer’s rights under  Subsection 6.4.1, if Seller shall deliver to Buyer any Future Environmental Report(s) at any time after the date which is ten (10) days prior to the Approval Date, and if Buyer is not satisfied with the results of the Future Environmental Report(s) based solely on matters not previously disclosed or known to Buyer, Buyer shall have the right to terminate this Agreement in accordance with Article 14 hereof, by giving Seller written notice of such termination on or before the date which is ten (10) days after Buyer’s receipt of any Future Environmental Report (“Buyer’s Review Date”).  If Buyer receives any Future Environmental Reports less than ten (10) days before the Closing Date, then the Closing shall occur one (1) business day after Buyer’s Review Date, or such earlier date to which Buyer and Seller may mutually agree.  If Seller shall not timely receive a notice of termination from Buyer, Buyer shall be conclusively deemed to have approved the results of any Future Environmental Report, and Buyer shall have no further right to terminate this Agreement with respect to matters set forth in this Subsection.

6.4.3                     [Intentionally Deleted]

6.5                               Service Contracts.  With respect to the Service Contracts which Buyer has elected not to have assigned to it, as indicated in the Approval Notice, Seller shall terminate such Service Contracts effective as of the Closing Date.  If and to the extent that any such Service Contract is not terminable until a date after the Closing, notwithstanding Seller’s delivery of the appropriate termination notice, then Buyer shall be responsible for all obligations under such Service Contract from the Closing Date until the effective date of termination, not exceed a term of sixty (60) days.  Seller shall be responsible for any additional termination costs or obligations.  Seller shall deliver the applicable notices of termination as soon as practicable following Seller’s receipt of the Approval Notice.

6.6                               Management and Leasing of the Property.  Seller shall lease, manage, maintain and operate the Property, ordinary wear and tear excepted, from the Effective Date until the day prior to the Closing Date, in substantially the same manner that Seller has leased, managed, maintained and operated the Property prior to the Effective Date.  Seller shall terminate any property management agreement pertaining to the Property, without cost or expense to Buyer, effective as of the Closing Date.

ARTICLE 7

CLOSING

7.1                               Buyer’s Conditions Precedent to Closing.  The obligations of Buyer with regard to Closing under this Agreement are, at its option, subject to the fulfillment of each and all of the following conditions prior to or at the Closing:

(a)           Seller shall have performed and complied with all the agreements and conditions required in this Agreement to be performed and complied with by Seller prior to Closing, and Buyer and Seller agree that Escrowholder may deem all such items to have been performed and complied with when Seller has deposited all items in Escrow as required hereunder.

(b)                                 Title Insurer is prepared to issue its ALTA Owner’s Policy of Title Insurance in the amount of the Purchase Price showing title vested in Buyer subject only to the Permitted Exceptions.

(c)                                  The representations by Seller contained herein shall be true and correct in all material respects as of the Closing Date.

If any one or more items listed above have not been satisfied as of the Closing Date, Buyer shall have the right to terminate this Agreement pursuant to Article 14 hereof.

7.2                               Seller’s Conditions Precedent to Closing.  The obligations of Seller with regard to Closing under this Agreement are, at Seller’s option, subject to the fulfillment of all of the following conditions prior to or at the Closing:

(a)                                 Buyer shall have performed and complied with all the agreements and conditions required by this Agreement to be performed and complied with by Buyer prior to Closing, and Buyer and Seller agree that Escrowholder may deem all such items to have been performed and complied with when Buyer has deposited with Escrowholder all items required hereunder.

(b)                                 The representations by Buyer contained herein shall be true and correct in all material respects as of the Closing Date.

If any one or more items listed above have not been satisfied as of the Closing Date, Seller shall have the right to terminate this Agreement pursuant to Article 14 hereof.

7.3                               Deposits in Escrow.  On or before the day preceding the Closing Date:

7.3.1                     Seller’s Deposits.  Seller shall deliver to Escrowholder the following to be held in escrow:

(a)                                 Deed in the form of Exhibit A attached hereto;

(b)                                 Certificate of Non-Foreign Status in the form of Exhibit E attached hereto;

(c)                                  Certificate of Authorization in the form of Exhibit F attached hereto;

(d)                                 Bill of Sale in the form of Exhibit G attached hereto;

(e)                                  Affidavit as to Debts, Liens, Parties in Possession, and GAP Coverage in the form of Exhibit M attached hereto;

(f)                                   Seller’s Certificate in the form of Exhibit H attached hereto; and

(g)                                  Seller’s closing instructions to Escrowholder.

7.3.2                     Buyer’s Deposits.  Buyer shall deliver to Escrowholder the following to be held in escrow:

(a)                                 Purchase Price less the Earnest Money, plus costs to be paid by Buyer pursuant to the terms of this Agreement, and plus or minus prorations and adjustments shown on the closing statement executed by Buyer and Seller;

(b)                                 Buyer’s closing instructions to Escrowholder; and

(c)                                  Buyer’s Certificate in the form of Exhibit I attached hereto.

7.3.3                     Joint Deposits.  Buyer and Seller shall jointly deposit with Escrowholder the following documents, each executed by persons or entities duly authorized to execute same on behalf of Buyer and Seller:

(a)                                 Closing Statement prepared by Escrowholder for approval by Buyer and Seller prior to the Closing Date and such closing statements shall be deposited with Escrowholder after the same has been executed by Buyer and Seller.  The parties acknowledge that in the event of an Exchange, as defined in Subsection 16.10.1 hereof, such closing statement shall be executed by Qualified Intermediary in lieu of Seller or Buyer, as the case may be.

(b)                                 Assignment and Assumption of Tenant Leases in the form of Exhibit B attached hereto, assigning to Buyer all of Seller’s right, title, and interest in the Tenant Leases.

(c)                                  Assignment and Assumption of Service Contracts and Other Obligations in the form of Exhibit K attached hereto, assigning to Buyer all of Seller’s right, title, and interest in the Service Contracts and other obligations.

7.3.4                     Other Documents.  Buyer and Seller shall deposit with Escrowholder all other documents which are required to be deposited in escrow by the terms of this Agreement.

7.4                               Costs.  Buyer and Seller shall equally share the cost of (a) a standard ALTA Owner’s Title Insurance Policy; (b) endorsements to the Owner’s or Lender’s title Insurance Policies (Seller’s half not to exceed $2,000); (c) Escrowholder’s charge for the escrow; (c) transfer tax; (e) recording fees for the Deed and other conveyance documents; and (f) the cost to prepare the Survey.

Buyer shall pay the cost of (i) a standard ALTA Lender’s Title Insurance Policy, with the benefit of simultaneous issue; and (ii) all other costs and expenses of the sale typically paid by a buyer in Tennessee.  Seller shall pay all other costs and expenses of the sale typically paid by a seller in Tennessee.

Buyer and Seller shall each pay its own legal fees incurred in connection with the drafting and negotiating of this Agreement and the Closing of the transaction contemplated herein.

7.5                               Prorations.

7.5.1.                  Generally.  The following items shall be prorated between Buyer and Seller as of the Closing Date:

(a)                                 Taxes and Assessments.  General real estate taxes and assessments and other similar charges which are a lien on the Property, but not yet due and payable as of the Closing Date, giving recognition to any discount for earlier payment, shall be prorated based upon the most recent tax bill and will be final; provided, however, should there be any discount available for the payment of taxes prior to the due date, taxes shall be prorated on such discounted amount.  Any assessments levied against the Property which are payable on an installment basis and which installments are due, payable and outstanding on the Closing Date shall be paid by Seller on the Closing Date

(b)                               Rentals, Other Income, and Security Deposits.  Rentals and other amounts and items of income relating to the Property which have been collected by Seller, including, if any, (i) rent which relates to the additional fee charged to any tenant whose Tenant Lease may be on a month-to-month basis; and (ii) prepaid rents shall be prorated as of the Closing Date and shall be final as of the Closing Date.  Buyer shall receive a credit at the Closing for the aggregate amount of (a) refundable tenant security deposits; and (b) any other refundable deposits due and payable to Seller pursuant to Tenant Leases to the extent the same are shown on the rent roll provided to Buyer by Seller.  Seller shall receive a credit at Closing for any outstanding rents due and payable that are less than thirty (30) days past due for tenants still in occupancy at the Property.  For any outstanding rents due Seller more than thirty (30) days past due for tenants still in occupancy at the Property, if Buyer collects such receivables from any delinquent tenants, Buyer shall promptly remit any payment received from such delinquent tenants to Seller, after deducting from such receivables a fifteen percent (15%) collection fee and such amount necessary to satisfy such tenant’s most recently accrued obligations first.  Seller hereby retains the right to collect for its own account all rents due and payable from tenants as of the Closing Date that are no longer in occupancy at the Property as of the Closing Date.

(c)                                  Expenses.  All expenses of operating the Property which have been prepaid by Seller (except insurance pursuant to Section 7.6) shall be prorated.  Expenses incurred in operating the Property that Seller customarily pays and any other costs incurred in the ordinary course of business or the management and operation of the Property shall be prorated on an accrual basis.

(d)                                 Utilities.  Seller shall receive credit for assignable utility deposits, if any, which are assigned to Buyer at Buyer’s request or with Buyer’s consent.  Buyer may, at its election, chose to initiate its own utility services and place its own deposits with the providers, in which case there would be no assignments or credits.  To the extent possible, Seller shall cause all utility meters with respect to utility charges which are not payable by tenants, to be read as of the Closing Date, and Seller shall pay all charges for those utilities payable by Seller with respect to the Property which have accrued to and including the Closing Date and Buyer shall pay all such expenses accruing after the Closing Date.

Buyer and Seller agree to estimate any amounts which cannot be determined accurately as of the Closing Date.  All of the foregoing prorations shall be final as of the Closing Date.  Prorations and adjustments shall be made by credits to or charges against the Purchase Price.  For purposes of calculating prorations, Buyer shall be deemed to be entitled to the income and responsible for the expenses for the entire day upon which the Closing occurs.  All prorations shall be made in accordance with customary practice in the county in which the Property is located, except as expressly provided herein; in the event of dispute between Buyer and Seller, the advice of Title Insurer shall be determinative as to what is customary.

7.5.2                     Like-Kind Exchange (Proration).  If this transaction is consummated as an Exchange, as defined in Subsection 16.10.1 hereof, then, notwithstanding the provisions of Subsection 7.5.1 hereof, certain items which are a charge to Seller shall be paid by Seller to Buyer at Closing, in cash or other immediately payable funds, and shall not be deducted from the Purchase Price.

7.6                               Insurance.  The fire, hazard, and other insurance policies relating to the Property shall be canceled by Seller as of the Closing Date and shall not, under any circumstances, be assigned to Buyer.  All unearned premiums for fire and any additional hazard insurance premium or other insurance policy premiums with respect to the Property shall be retained by Seller.

7.7                               Close of Escrow.  As soon as Buyer and Seller have deposited all items required with Escrowholder, and upon satisfaction of Sections 7.1 and 7.2, Escrowholder shall cause the sale and purchase of the Property to be consummated (the “Closing”) in accordance with the terms hereof by immediately and in the order specified:

(a)                                 Wire Transfer.  Wire transferring the Purchase Price, less Seller’s Broker’s commission and the amount of costs paid by Seller at Closing, and plus or minus the amount of any prorations pursuant to the terms hereof, all as set forth on the closing statement signed by Seller and Buyer, directly to Seller pursuant to Seller’s written closing instructions.  Notwithstanding the foregoing, however, in the event Escrowholder receives written notice that Seller’s rights to the Agreement have been assigned to a Qualified Intermediary under an Exchange Agreement, then wire transfer the Purchase Price, less Seller’s Broker’s commission, and the amount of costs paid by Seller at Closing, and plus or minus the amount of any prorations pursuant to the terms hereof, all as set forth on the closing statement signed by Seller, directly to the Qualified Intermediary pursuant to Seller’s written closing instructions.  If, in the opinion of Escrowholder, the wire transfer cannot be initiated by Escrowholder on or before noon Central Standard Time on the Closing Date, then after Escrowholder obtains Seller’s approval upon telephonic consultation with Seller, the Closing shall be consummated on the next business day, but the net sales proceeds shall be invested overnight in federal securities, or in a federally insured bank account, in the name of Escrowholder, and such net sales proceeds plus the interest earned thereon shall be disbursed by Escrowholder the next business day, after which the Deed shall be recorded.  Such delay of the Closing will not release Buyer or Seller from their obligations under this Agreement.

(b)                                 Recordation.  Recording the Deed.

(c)                                  Delivery of Other Escrowed Documents.

(i)                                     Joint Delivery.  Delivering to each of Buyer and Seller at least one executed counterpart of each of the (a) Assignment and Assumption of Leases; (b) Assignment and Assumption of Service Contracts and Other Obligations; and (c) closing statement.

(ii)                                  Buyer’s Delivery.  Delivering to Buyer the (a) Bill of Sale; (b) Certificate of Non-Foreign Status; (c) Certificate of Corporate Authorization; (d) Seller’s Certificate; and (e) Affidavit as to Debts, Liens, Parties in Possession and GAP Coverage.

(iii)                               Seller’s Delivery.  Delivering to Seller the (a) Buyer’s Certificate, and (b) Assignment and Assumption of Real Estate Purchase Sale Agreement, if applicable.

(d)                                 Broker’s Commission.  Delivering to Seller’s Broker, the commission as reflected on the closing statement executed by Seller and Buyer.

7.8                               Possession.  As of the Closing Date, possession of the Property, subject to the rights and interests of tenants in possession pursuant to the Tenant Leases, along with the following items shall be delivered to Buyer:

(a)                                 Tenant Lease(s).  The original of each Tenant Lease and any amendments thereto (if available), or a copy of each Tenant Lease and any amendments thereto in the possession of Seller, if not previously delivered to Buyer.

(b)                                 Service Contracts.  The originals of all Service Contracts in the possession of Seller that have been assigned to and assumed by Buyer, if not previously delivered to Buyer.

(c)                                  Keys.  Any keys and or key cards to any door or lock on the Property in the possession of Seller.

(d)                                 Licenses and Permits.  All original licenses or permits or certified copies thereof issued by governmental authorities having jurisdiction over the Property which Seller has in its possession and which are transferable.

7.9                               Recorded Instruments.  As soon after the Closing as possible, Escrowholder shall deliver to Buyer the original recorded Deed, and shall deliver to Seller a copy of the recorded Deed, with recordation information noted thereon.

7.10                        Tenant Notice(s).  On or before the Closing Date, Seller (or its property manager) and Buyer shall execute a notice to the tenants of the Property, in the form of Exhibit N attached hereto, informing tenants that the Property has been sold by Seller to Buyer.  Immediately following the Closing, Seller’s property manager shall deliver such notices to all of the tenants of the Property.

ARTICLE 8

CONDEMNATION AND CASUALTY

If any condemnation, loss, damage by fire, or other casualty to the Property occurs prior to the Closing Date, Seller shall give prompt written notice to Buyer.

If any condemnation or taking of the Property, or loss or damage by fire or other casualty to the Property occurs prior to the Closing, which does not exceed the Materiality Limit, the Closing shall occur just as if such condemnation, loss, or damage had not occurred, and Seller shall assign to Buyer all of Seller’s interest in any condemnation actions and proceeds, or deliver to Buyer any and all proceeds paid to Seller by Seller’s insurer with respect to such fire or other casualty; provided, however, that Seller shall be entitled to retain an amount of such insurance proceeds equal to Seller’s reasonable expenses, if any, incurred by Seller in repairing the damage caused by fire or other casualty.  At Closing, in the case of a fire or other casualty, Seller shall give Buyer a credit on the Purchase Price equal to the lesser of the estimated cost of restoration or the amount of any deductible, unless Seller has repaired the damage caused by such fire or other casualty.  Seller shall maintain “all risk” replacement value insurance coverage in place on the Property at all times prior to the Closing.

In the event, prior to the Closing, of any condemnation of all or a part of the Property, or loss or damage by fire or other casualty to the Property, which exceeds the Materiality Limit, at Buyer’s sole option, either:

(a)                                 this Agreement shall terminate in accordance with Article 14 hereof if Buyer shall so notify Seller in writing within ten (10) days of Buyer receiving notice from Seller of the casualty or condemnation; or

(b)                                 if Buyer shall not have timely notified Seller of its election to terminate this Agreement in accordance with paragraph (a) above, the Closing shall occur just as if such condemnation, loss, or damage had not occurred, without reduction in the Purchase Price, and Seller shall assign to Buyer all of Seller’s interest in any condemnation actions and proceeds or deliver to Buyer any and all proceeds paid to Seller by Seller’s insurer with respect to such fire or other casualty; provided, however, that Seller shall be entitled to retain an amount of such insurance proceeds equal to Seller’s reasonable expenses, if any, incurred by Seller in repairing the damage caused by such fire or other casualty.  At Closing, in the case of a fire or other casualty, Seller shall give Buyer a credit on the Purchase Price equal to the lesser of the estimated cost of restoration or the amount of the deductible, unless Seller has repaired the damage caused by such fire or other casualty.

Notwithstanding anything contained herein to the contrary, the insurance proceeds to be credited or delivered to Buyer pursuant to this Article will exclude business interruption or rental loss insurance proceeds, if any, allocable to the period through the Closing Date, which proceeds will be retained by Seller.  Any condemnation proceeds or business interruption or rental loss insurance proceeds received by Seller and allocable to the period after the Closing Date shall be delivered to Buyer.  This provision shall survive Closing.

ARTICLE 9

NOTICES

All notices, requests, demands, and other communications given pursuant to this Agreement shall be in writing and shall be deemed to have been duly delivered, (i) when hand delivered to the addressee; (ii) one (1) business day after having been deposited, properly addressed and prepaid for guaranteed next-business-day delivery with a nationally recognized, overnight courier service (e.g., FedEx, or U.S. Express Mail); or (iii) when received via facsimile or electronic mail transmission as evidenced by a receipt of such transmission.  All such notices, requests, or demands shall be addressed to the party to whom notice is intended to be given at the addresses set forth in Article 2 hereof or to such other address as a party to this Agreement may from time to time designate by notice given to the other party(ies) to this Agreement

ARTICLE 10

SUCCESSORS AND ASSIGNS

Neither this Agreement nor any interest therein shall be assigned or transferred by Seller.  However, Buyer may assign or otherwise transfer all of its interest under this Agreement to an entity or entities directly or indirectly controlled or managed by Buyer (“Assignee”) or its affiliates provided that, in such event, (i) Buyer and Assignee shall be jointly and severally liable for all of the representations, warranties, indemnities, waivers, releases and other obligations and undertakings set forth in this Agreement, and (ii) not less than ten (10) business days prior to the Closing Date, Buyer shall deliver to Seller (a) written notice of such assignment in which the exact nature of Assignee’s affiliation with Buyer is set forth, along with the precise signature block to be included in all closing documents; and (b) a copy of an Assignment and Assumption of Real Estate Purchase and Sale Agreement in the form of Exhibit O attached hereto.  Subject to the foregoing, this Agreement shall inure to the benefit of, and shall be binding upon, Seller and Buyer and their respective successors and assigns.

ARTICLE 11

BROKERS

Buyer and Seller represent to each other that they have dealt with no broker or other person except Seller’s Broker in connection with the sale of the Property in any manner which might give rise to any claim for commission.  Seller agrees to be responsible for payment of Seller’s Broker’s fees only, and does not assume any liability with respect to any fee or commission payable to any co-broker or any other party.  No broker or person other than Seller’s Broker is entitled to receive any broker’s commissions, finder’s fees, or similar compensation from Seller in connection with any aspect of the transaction contemplated herein.  It is agreed that if any claims for brokerage commissions or fees are ever made against Seller or Buyer in connection with this transaction, all such claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim, and said party who is responsible shall indemnify and hold the other party harmless against any claim for brokerage or finder’s fees, or other like payment based in any way upon agreements, arrangements, or understandings made or claimed to have been made by Buyer or Seller with any third person.  This provision shall survive the Closing or other termination of this Agreement.

ARTICLE 12

COVENANT NOT TO RECORD

Buyer will not record this Agreement or any memorandum or other evidence thereof.  Any such recording shall constitute a default hereunder on the part of Buyer.

ARTICLE 13

DEFAULT

In the event of a default by either Seller or Buyer, the remedies for default provided for in this Article 13 shall constitute the sole and exclusive remedies of the other party.

13.1                        Default by Buyer.  In the event that Buyer fails to consummate the Closing on the Closing Date, this Agreement shall automatically terminate and Seller’s sole and exclusive remedy shall be to retain all Earnest Money (including all interest thereon) as liquidated damages and both parties shall thereafter be released of all further liability hereunder, except for the obligations hereunder which expressly survive the termination of this Agreement.

In the event of any default on the part of Buyer other than failure of Buyer to either timely deliver the Initial Earnest Money or Additional Earnest Money or to consummate the Closing on the Closing Date, Seller, as its sole and exclusive remedy, shall have the right, provided (i) Seller has given Buyer written notice of such default and (ii) Buyer has failed to cure such default within five (5) business days following such notice being given, to terminate this Agreement and retain all Earnest Money (including all interest thereon) as liquidated damages, in which event, both parties shall thereafter be released of all further liability hereunder, except for the obligations hereunder which expressly survive the termination of this Agreement.

The Earnest Money amount is agreed upon by both parties as liquidated damages, acknowledging the difficulty and inconvenience of ascertaining and measuring actual damages and the uncertainty thereof.

13.2                        Default by Seller.  In the event of default by Seller, Buyer, as Buyer’s sole and exclusive remedies, may elect either:  (i) to terminate this Agreement and receive reimbursement of the Earnest Money (including all interest thereon) in which event both parties shall be released of all further liability hereunder, except for the obligations hereunder which expressly survive the termination of this Agreement; or (ii) to file, within thirty (30) days of the Closing Date, an action for specific performance of Seller’s express obligations hereunder, without abatement of, credit against, or reduction in the Purchase Price.  Neither Escrowholder nor Seller shall be obligated to return the Earnest Money (including all interest thereon) to Buyer unless Buyer gives Seller and Escrowholder written notice terminating all of Buyer’s interest in the Property and this Agreement; provided, however, that failure of Buyer to give Seller such notice shall not be construed to expand Buyer’s rights or remedies in any manner.  Further, in the event of termination of this Agreement as a result of a default by Seller, Seller shall reimburse Buyer for Buyer’s actual, reasonable, out of pocket third party legal fees and due diligence costs, each incurred prior to the effective date of such termination, in a total combined amount not to exceed the sum of One Hundred Thousand Dollars ($100,000.00), which obligation of Seller shall survive any termination of this Agreement.  Seller shall cause such reimbursement to be made to Buyer not later than ten (10) business days after receipt by Seller of paid invoices or other written evidence of such costs having been incurred by Buyer and of Buyer’s payment of the same.

ARTICLE 14

NON-DEFAULT TERMINATION

In the event of any termination of this Agreement pursuant to a provision expressly stating that the provisions of this Article are applicable, the following provisions shall apply:

(a)                                 except for those obligations which expressly survive termination of this Agreement, neither Buyer nor Seller shall have any further obligations hereunder; and

(b)                                 upon satisfaction of all of Buyer’s monetary obligations under this Agreement, which shall include Buyer’s obligation to restore the Property to the condition that existed prior to Buyer’s entry pursuant to Section 6.2 hereof, the Earnest Money (including interest earned thereon) shall be returned to Buyer upon Seller’s receipt of (i) written notice from Buyer expressly acknowledging the termination of all of Buyer’s interest in the Property and this Agreement; and (ii) all materials provided to Buyer by Seller or Seller’s agents, and any copies made by Buyer or Buyer’s agents pursuant to this Agreement, and confirmation that electronic copies of all such materials have been destroyed or deleted; provided, however, that failure of Buyer to give Seller such notice shall not be construed to expand Buyer’s rights or remedies in any manner.

ARTICLE 15

INDEMNITIES

15.1                        Seller Indemnity.

(a)  Effective as of the Closing Date, Seller shall indemnify, defend and hold Buyer harmless from and against any actual, direct damages (and reasonable attorneys’ fees and other reasonable legal costs) incurred by Buyer within one (1) year of the Closing Date (“Limitation Period”) resulting from an inaccuracy as of the Closing Date in the representations and warranties of Seller set forth in Section 3.1 hereof, of which inaccuracy Buyer had no knowledge of on or before the Closing Date.  Such agreement by Seller to so indemnify, defend and hold Buyer harmless shall be null and void except to the extent that, prior to the expiration of the Limitation Period, Seller shall have received notice from Buyer pursuant to Article 9 hereof referring to this Section and specifying the amount, nature, and facts underlying any claim being made by Buyer hereunder.  Seller’s liability under this Section 15.1(a) shall be limited to damages, which, in the aggregate exceed Twenty Five Thousand Dollars ($25,000.00) and (ii) are less than Five Hundred Thousand Dollars ($500,000.00).  In no event shall Seller be liable for consequential, punitive and/or exemplary damages of any nature whatsoever.

(b)  Effective as of the Closing Date, Seller shall indemnify, defend and hold Buyer harmless from and against any actual, direct damages (but not for any attorneys’ fees and other legal costs incurred by Buyer if Seller or its insurer shall conduct the defense) incurred by Buyer with respect to a claim which (a) is made by a third party alleging a tort committed by Seller or (b) alleges bodily injury or property damage related to the Property and occurring before the Closing Date; provided that such claim does not arise out of or in any way relate to Hazardous Material or Indoor Air Pollutants.

15.2                        Buyer Indemnity.

(a)  Effective as of the Closing Date, Buyer shall indemnify, defend and hold Seller harmless from and against any actual, direct damages (and reasonable attorneys’ fees and other reasonable legal costs) incurred by Seller within one (1) year of the Closing Date (“Limitation Period”) resulting from an inaccuracy as of the Closing Date in the representations and warranties of Buyer set forth in Section 3.3, of which inaccuracy Seller had no knowledge of on or before the Closing Date.  Such agreement by Buyer to so indemnify, defend and hold Seller harmless shall be null and void except to the extent that, prior to the expiration of the Limitation Period, Buyer shall have received notice from Seller pursuant to Article 9 referring to this Section and specifying the amount, nature, and facts underlying any claim being made by Seller hereunder.  Buyer’s liability under this Section 15.2(a) shall be limited to damages, which, in the aggregate, (i) exceed Twenty Five Thousand Dollars ($25,000.00) and (ii) are less than Five Hundred Thousand Dollars ($500,000.00).  In no event shall Buyer be liable for consequential, punitive and/or exemplary damages of any nature whatsoever.

(b)  Effective as of the Closing Date, Buyer shall indemnify, defend and hold Seller harmless from and against any actual, direct damages (but not for any attorneys’ fees and other legal costs incurred by Seller if Buyer or its insurer shall conduct the defense) incurred by Seller in connection with or arising out of a claim which (a) is made by a third party alleging a tort committed by Buyer or (b) alleges bodily injury or property damage related to the Property occurring on or after the Closing Date; provided that such claim does not arise out of or in any way relate to Hazardous Material.

(c)  Effective as of the Closing Date, Buyer shall indemnify, defend and hold Seller harmless from and against any actual, direct damages (and reasonable attorneys’ fees and other reasonable legal costs) incurred by Seller in connection with or arising out of any conversion or attempted conversion of the Property, or any portion thereof, into a condominium form of ownership, including, without limitation, (i) any claims relating to the inaccuracy or incompleteness of any condominium public offering statement or any disclosures made as required by law or otherwise, and (ii) any claim asserted by any purchaser or prospective purchaser of a condominium unit or any condominium association or unit owners’ association.

15.3                        Unknown Environmental Liabilities.  Unknown environmental liabilities (as defined below) shall be allocated in accordance with applicable law.  As used herein, “Unknown Environmental Liabilities” means future obligations to remediate Hazardous Material contamination located on, or originating from the Property which occurred on or before the Closing Date, but only to the extent (a) the underlying Hazardous Material is not disclosed in Seller’s Environmental Report(s) or Buyer’s Environmental Report(s), (b) neither Seller nor Buyer has notice of such Hazardous Material as of the Closing Date, and (c) remediation or other action with respect to such Hazardous Material is then required by an applicable governmental agency under then current state or federal environmental laws or regulations and also would have been required under state or federal environmental laws or regulations existing as of the Closing Date.  Neither Seller nor Buyer shall solicit the involvement of local, state or federal governmental agencies in any of the aforesaid determinations, except only to the extent required by law.

15.4                        Release.  Except with respect to Seller’s indemnification obligations set forth in Section 15.1 hereof and Seller’s obligations, if any, under Section 15.3 hereof, Buyer, for itself and any of its designees, successors and assigns, hereby irrevocably and absolutely waives, releases, and forever discharges, and covenants not to file or otherwise pursue any legal action (whether based on contract, statutory rights, common law or otherwise) against, the Indemnified Parties with respect to any and all suits, claims, damages, losses, causes of action, and all other expenses and liabilities relating to this Agreement or the Property, whether direct or indirect, known or unknown, contingent or otherwise (including, without limitation, suits, claims, damages, losses, causes of action, and all other expenses and liabilities relating to the physical condition of the Property or any portion thereof latent or patent defects and/or construction defects, environmental laws and/or the presence of Hazardous Materials or Indoor Air Pollutants), foreseeable or unforeseeable, and whether relating to any period of time either before or after the Closing Date.  In connection with this Section 15.4, Buyer hereby expressly waives the benefits of any provision or principle of federal or state law, or regulation that may limit the scope or effect of the foregoing waiver and release to the extent applicable.  Buyer shall include, in any offering statement in the event of a conversion of the Property to a condominium form of ownership, a release substantially similar to the foregoing in favor of the Indemnified Parties.

15.5        Survival.  All of the provisions of this Article 15 shall survive the Closing.

ARTICLE 16

MISCELLANEOUS

16.1        Survival of Representations, Covenants, and Obligations.  Except as otherwise expressly provided herein, no representations, covenants, or obligations contained herein shall survive beyond a period of one (1) year following the Closing Date.

16.2        Attorneys’ Fees.  In the event of any litigation between the parties hereto concerning this Agreement, the subject matter hereof or the transactions contemplated hereby, the losing party shall pay the reasonable attorneys’ fees and costs incurred by the prevailing party in connection with such litigation, including appeals.

16.3        Publicity.  Buyer and Seller agree to treat this transaction as strictly confidential prior to Closing.  Without limiting the foregoing, neither party will make any public announcement of the transactions contemplated herein, and will not directly or indirectly contact the Property’s vendors or contractors until after Closing occurs.  Neither party will publicly advertise or announce the sale of the Property, except by mutual written consent, until after the Closing Date.  In no event will either party advertise or announce the terms of this Agreement, except by mutual written consent.

16.4        Captions.  The headings or captions in this Agreement are for convenience only, are not a part of this Agreement, and are not to be considered in interpreting this Agreement.

16.5        Waiver.  No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

16.6        Time.  Time is of the essence with regard to each provision of this Agreement.  If the final date of any period provided for herein for the performance of an obligation or for the taking of any action falls on a Saturday, Sunday, or national/banking holiday, then the time of that period shall be deemed extended to the next day which is not a Saturday, Sunday, or national/banking holiday.  If the Closing Date provided for herein should fall on a Friday, Saturday, Sunday, or national/banking holiday, then the Closing Date shall be deemed extended to the next day which is not a Friday, Saturday, Sunday, or national/banking holiday.  Each and every day described herein shall be deemed to end at 5:00 p.m. Central Time.

16.7        Controlling Law.  This Agreement shall be construed in accordance with the laws of the state in which the Property is located.

16.8        Severability.  If any one or more of the provisions of this Agreement shall be determined to be void or unenforceable by a court of competent jurisdiction or by law, such determination will not render this Agreement invalid or unenforceable, and the remaining provisions hereof shall remain in full force and effect.

16.9        Construction.  Buyer and Seller agree that each party and its counsel have reviewed, and if necessary, revised this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, exhibits, or schedules hereto.

16.10      Like-Kind Exchange.

16.10.1  Assignment of Rights to Qualified Intermediary.  Seller or Buyer may transfer the Property as part of a forward like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended, or as a reverse like-kind exchange under Revenue Procedure 2000-37 (“Exchange”).  Accordingly, Seller or Buyer may assign its rights to this Agreement to a third party (“Qualified Intermediary”) and Seller and Buyer hereby consent to such assignment; provided, however, that such assignment shall not (i) constitute an assumption by Qualified Intermediary of Seller’s or Buyer’s obligations hereunder, (ii) release Seller or Buyer of any of its obligations hereunder, (iii) diminish or affect the rights of Seller or Buyer hereunder or impose any additional expense upon Seller or Buyer, or (iv) delay the Closing.  Seller or Buyer shall execute such documents and take such other action as may reasonably be requested for the purpose of so qualifying the transaction contemplated by this Agreement as an Exchange.

16.10.2  Reassignment.  Seller and Buyer each understand that any Qualified Intermediary may desire (at some time after the Closing) to reassign the rights to this Agreement to Seller or Buyer, as the case may be.  Seller and Buyer hereby consent to any such reassignment and agree that in the event of any such reassignment, Seller shall enjoy all of the rights and privileges of the “Seller” and Buyer shall enjoy all of the rights and privileges of the “Buyer” under this Agreement and under any documents executed in connection herewith (including, but not limited to the right to (i) enforce the breach of any and all representations, warranties, covenants and agreements contained in this Agreement or any other document executed in connection herewith, (ii) enforce and to enjoy the benefit of any indemnification obligation contained in this Agreement or any other document executed in connection herewith, (iii) enforce and to enjoy and rely upon any and all waivers, agreements, acknowledgments, guarantees, releases, discharges, certifications, affirmations, reaffirmations, undertakings, approvals, admissions, and assumptions executed or undertaken by Seller or Buyer in connection with this Agreement, any document executed in connection herewith, or the transaction described herein, and (iv) enjoy any and all limitations upon the representations, warranties, agreements, obligations, responsibilities, and liabilities of the Seller and Buyer under this Agreement).  Seller and Buyer further agree that in the event of any such reassignment, then the other party shall have any and all of the rights, privileges, and remedies against or with respect to the other party as would exist if the assignment (by Seller or Buyer to the Qualified Intermediary) referred to in this Section 16.10.1 had never been made.

16.11      Execution.  This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and such counterparts together shall constitute but one agreement.  Signatures to this Agreement delivered by facsimile or electronic mail shall be deemed effective in completing execution and delivery thereof.  An original signed counterpart shall be promptly delivered by each party to the other pursuant to either subsection (i) or (ii) of Article 9 of this Agreement.

16.12      Amendments.  This Agreement may be modified, supplemented, or amended only by a written instrument executed by Buyer and Seller.

16.13      Entire Agreement.  This Agreement and the A&C Agreement constitutes the entire and complete agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations, warranties, and statements, oral or written, are merged herein.  No representation, warranty, covenant, agreement, or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change, or restrict the provisions of this Agreement.

(Signatures on Next Page)

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

SELLER:	ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee
joint venture

	By:	Harbor Town Partners, a Tennessee general partnership, a
partner

		By:	Gables-Tennessee Properties, L.L.C., a Tennessee
limited liability company, one of its two general partners

			By:	Lion Gables Realty Limited Partnership, a
Delaware limited partnership, as member

				By:	Gables GP, Inc., a Texas corporation,
as general partner

					By:	/s/ Dennis Rainosek
Name:
Title:

			By:	Island Properties Associates, a Tennessee general
partnership, one of its two general partners

				By:	/s/ Henry M. Turley, Jr.
				Name:	Henry M. Turley, Jr., General Partner

				By:	Brooks Road Associates, a Tennessee general
partnership, a general partner

				By:	Belz Investco GP, managing partner

					By:	URCO, Inc., managing partner

						By:	/s/ Jimmie D. Williams
Name:
Title:

By:	The Northwestern Mutual Life Insurance Company, a
Wisconsin corporation, a partner

	By:	Northwestern Mutual Real Estate Investments, LLC,
a Delaware limited liability company, its
wholly-owned affiliate and authorized representative

		By:	/s/ Daniel M. Flesch
		Name:	Daniel M. Flesch
		Title:	Attorney-in-Fact

[Signatures continued on next page]

BUYER:	FINPAR 4, L.L.C.

	By:	/s/ L. Marc Carter
Name:
Its:

ACKNOWLEDGEMENT OF LIMITED OBLIGATIONS

Carter-Haston Real Estate Services, Inc./ (“C-H”), a Tennessee Corporation, executes this Agreement for the limited purpose of acknowledging responsibility for any and all pre-closing liability of Buyer to Seller pursuant to this Agreement, in the same manner and to the same extent as provided in the A&C Agreement.

CARTER-HASTON REAL ESTATE SERVICES, INC.

By:	/s/ L. Marc Carter
Name:
Its:

RECEIPT BY ESCROWHOLDER-INITIAL DEPOSIT

First American Title Insurance Company shall serve as Escrowholder pursuant to the terms and provisions of that certain Real Estate Purchase and Sale Agreement between Arbors of Harbor Town Joint Venture and FINPAR 4, L.L.C. (the “Agreement”), and hereby acknowledges receipt of a fully executed copy of the Agreement and the Earnest Money referred to therein in the sum of Two Hundred Fifty Thousand Dollars ($250,000).  First American Title Insurance Company agrees to accept, hold, apply, and/or return such Earnest Money, and disburse any funds received pursuant to the provisions of the Agreement, and otherwise comply with the obligations of Escrowholder as set forth in the Agreement.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:
Name:
Its:

Date of receipt:

RECEIPT BY ESCROWHOLDER-ADDITIONAL DEPOSIT

First American Title Insurance Company shall serve as Escrowholder pursuant to the terms and provisions of that certain Real Estate Purchase and Sale Agreement between Arbors of Harbor Town Joint Venture and Carter-Haston (the “Agreement”), and hereby acknowledges receipt of a fully executed copy of the Agreement and the Earnest Money referred to therein in the sum of Two Hundred Fifty Thousand Dollars ($250,000).  First American Title Insurance Company agrees to accept, hold, apply, and/or return such Earnest Money, and disburse any funds received pursuant to the provisions of the Agreement, and otherwise comply with the obligations of Escrowholder as set forth in the Agreement.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:
Name:
Its:

Date of receipt:

EXHIBIT A

This Instrument Prepared by and Return to:

Harkavy Shainberg Kaplan & Dunstan PLC

6060 Poplar Avenue, Suite 140

Memphis, Tennessee 38119

Attn: Michael D. Kaplan

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made as of this            day of                      , 20       between ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee general partnership (“Grantor”) and                                       , a                                              (“Grantee”).

Grantor, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration from Grantee, the receipt whereof is hereby acknowledged, does hereby grant and convey to Grantee, its [heirs], successors, and assigns, the real property situated in the County of Shelby and State of Tennessee which is more particularly described on Schedule 1 hereto, together with any appurtenances thereto, and together with any estate, right, title, interest, or claim of Grantor, either in law or equity, to the above premises, but SUBJECT, HOWEVER, TO:

1.                                      Real estate taxes not yet due and payable;

2.                                      General and special assessments payable after the date hereof;

3.                                      Other exceptions — see Note below.

ARBORS OF HARBOR TOWN JOINT VENTURE hereby covenants with Grantee, its heirs, successors, and assigns, to forever WARRANT AND DEFEND the same against the lawful claims and demands of all persons claiming by, through or under ARBORS OF HARBOR TOWN JOINT VENTURE, but against none other.

[The listed title exceptions in the Deed shall conform to the Permitted Exceptions, as defined in Section 5.1 of this Agreement.]

IN WITNESS WHEREOF, this deed has been executed to be effective as of the day and year first written above.

SELLER:	ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee
joint venture

	By:	Harbor Town Partners, a Tennessee general partnership, a
partner

		By:	Gables-Tennessee Properties, L.L.C., a Tennessee
limited liability company, one of its two general partners

			By:	Lion Gables Realty Limited Partnership, a
Delaware limited partnership, as member

				By:	Gables GP, Inc., a Texas corporation,
as general partner

By:
Name:
Title:

By:	Island Properties Associates, a Tennessee general
partnership, one of its two general partners

By:
	Name:	Henry M. Turley, Jr., General Partner

	By:	Brooks Road Associates, a Tennessee general
partnership, a general partner

		By:	Belz Investco GP, managing partner

			By:	URCO, Inc., managing partner

By:
Name:
Title:

By:	The Northwestern Mutual Life Insurance Company, a
Wisconsin corporation, a partner

	By:	Northwestern Mutual Real Estate Investments, LLC,
a Delaware limited liability company, its
wholly-owned affiliate and authorized representative

By:
Name:
		Title:	Managing Director

2

STATE OF WISCONSIN	)
) SS.
COUNTY OF MILWAUKEE	)

On this            day of                                 , 20          , before me appeared                                                            and                                            who are personally to me known and known to me to be a                            and Assistant Secretary of Northwestern Investment Management Company, LLC, and to be the same persons who, as such officers, executed the foregoing instrument of writing in the name of said limited liability company and duly and severally acknowledged the execution thereof as the free act and deed of said limited liability company as an authorized representative of The Northwestern Mutual Life Insurance Company.

And then and there the said                                and                                   , being by me first duly sworn, did say, each for himself/herself, that the said                                is                              and the said                                is Assistant Secretary of Northwestern Investment Management Company, LLC, that the seal affixed to the foregoing instrument is the corporate seal of The Northwestern Mutual Life Insurance Company and that said instrument was signed and sealed in its behalf.

Notary Public, State of Wisconsin
My Commission expires:

ADD NOTARIES FOR ADDITIONAL SIGNATORIES

This instrument was prepared by Michael Kaplan, attorney for ARBORS OF HARBOR TOWN JOINT VENTURE with an address at Harkavy, Shainberg, Kaplan & Dunstan, 6060 Poplar Avenue, Suite 140, Memphis, Tennessee 38119.

3

SCHEDULE 1

TO

SPECIAL WARRANTY DEED

LEGAL DESCRIPTION

Land situated in Shelby County, Tennessee:

PARCEL I:

AREA 1:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at the intersection of the centerline of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along said east line, N 12 degrees 31’ 23” E, 308.35 feet to the point of beginning; thence continuing along said east right-of-way line, N 12 degrees 31’ 23” E, a distance of 217.97 feet to a point; thence along a curve to the right having a radius of 30 feet, an arc distance of 42.10 feet to a point of reverse curvature; thence along a curve to the left having a radius of 153 feet, an arc distance of 68.80 feet to a point of reverse curvature; thence along a curve to the right having a radius of 7 feet, an arc distance of 9.72 feet to a point of tangency; thence S 33 degrees 16’ 20” E, 328.65 feet to a point of curvature; thence along a curve to the right having a radius of 58 feet, an arc distance of 46.97 feet to a point of reverse curvature; thence along a curve to the left having a 58 foot radius, an arc distance of 138.07 feet to a point; thence S 33 degrees 16’ 20” E, a distance of 150.19 feet to a point; thence S 20 degrees 45’ 15” W, a distance of 130.42 feet to a point on the north line of Lot 198; thence along said north line, N 69 degrees 14’ 45” W, a distance of 185.32 feet to a point at the northwest corner of Lot 198; thence along the west line of Lot 198, S 20 degrees 45’ 15” W, a distance of 63.75 feet to a point on the north line of Auction Avenue; thence along said north line the following courses and distances: N 69 degrees 14’ 45” W, a distance of 90.03 feet to a point of curvature; thence along a curve to the right having a 300 foot radius, an arc distance of 428.14 feet to the point of beginning.

AREA 2:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point 581.77 feet from the intersection of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along the centerline of Harbor Town Circle along a curve to the left having a radius of 125 feet, an arc length of 99.43 feet to a point said point being the intersection of the centerline of Harbor Town Circle and the centerline of Harbor Edge Drive (44 foot right-of-way); thence along the centerline of Harbor Edge Drive S 33 degrees 16’ 20” E, a distance of 152.76 feet; thence N 56 degrees 43’ 40” E, a distance of 22 feet to a point on the north line of Harbor Edge Drive said point being the point of beginning; thence N 56 degrees 43’ 40” E, a distance of 34.73 feet to a point; thence S 77 degrees 28’ 37” E, a distance of 279.15 feet to a point; thence S 51 degrees 53’ 08” E, a distance of 45.00 feet to a point on the northwest line of Harbor Bend Road; thence along a curve to the right having a radius of 449 feet, an arc distance of 145.86 feet to a point of tangency; thence S 56 degrees 43’ 40” W, a distance of 68.41 feet to a point; thence along a curve to the right having a radius of 32 feet, an arc distance of 50.27 feet to a point of tangency on the northeast line of Harbor Edge Drive; thence along said northeast line N 33 degrees 16’ 20” W, a distance of 234.24 feet to a point of beginning.

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TOGETHER WITH THE FOLLOWING EASEMENTS:

(1)         A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Parcel I and Island Drive over, upon, across and beneath those portions of Harbor Town Circle, Harbor Edge Drive and Harbor Bend Road (private drives as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) that abut Parcel I.

(2)         A nonexclusive perpetual twenty-five foot (25’) easement (“Easement I”) for ingress and egress to and from Area 1 and  Harbor Bend Road over the following described real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971 in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at the intersection of the centerline of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along said east line, N 12 degrees 31’ 23” E, 308.35 feet to a point; thence continuing along said east right-of-way line, N 12 degrees 31’ 23” E, a distance of 217.97 feet to a point of curvature; thence along a curve to the right having a radius of 30.00 feet, an arc distance of 42.10 feet (chord N 52 degrees 43’ 46” E 38.73 feet) to a point of reverse curvature; thence along a curve to the left having a radius of 153.00 feet, an arc distance of 68.80 feet (chord N 80 degrees 03’ 11” E 68.22 feet) to a point of reverse curvature; thence along a curve to the right having a radius of 7.00 feet, an arc distance of 9.72 feet (chord S 73 degrees 03’ 04” E 8.96 feet) to a point of tangency; thence S 33 degrees 16’ 20” E, 328.65 feet to a point of curvature; thence along a curve to the right having a radius of 58.00 feet, an arc distance of 46.97 feet (chord S 10 degrees 04’ 25” E 45.69 feet) to a point of reverse curvature; thence along a curve to the left having a 58.00 foot radius, an arc distance of 138.07 feet (chord S 55 degrees 04’ 25” E 107.70 feet) to the point of beginning; thence S 33 degrees 16’ 20” E, a distance of 150.19 feet to a point; thence S 20 degrees 45’ 15” W, a distance of 130.42 feet to a point on the north line of Lot 198; thence along the north line of Lot 198 S 69 degrees 14’ 45” E a distance of 25 feet to a point; thence N 20 degrees 45’ 15” E a distance of 143.17 feet to a point; thence N 33 degrees 16’ 20” W a distance of 168.60 feet to a point on the east line of Harbor Edge Drive (44 foot private drive); thence along a curve to the right having a radius of 58.00 feet an arc length of 25.85 feet (chord S 43 degrees 57’ 40” W a distance of 25.63 feet) to the point of beginning.

PARCEL II:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described  in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point 3,678.61 feet from the intersection of Auction Avenue (right-of-way varies) and the east line right of way line of Island Drive (84 foot right-of-way); thence along the south property line of Joseph L. Baler Tract S 82 degrees 03’ 54” E a distance of 457.63 feet to the point of beginning; thence continuing along said property line S 82 degrees 03’ 54” E a distance of 600 feet to a point; thence S 07 degrees 56’ 06” W, a distance of 690 feet to a point; thence N 82 degrees 03’ 54” W, a distance of 600 feet to a point; thence N 07 degrees 56’ 06” E a distance of 690 feet to a point of beginning.

TOGETHER WITH THE FOLLOWING EASEMENTS:

(3) A nonexclusive perpetual sixty-six foot (66’) wide easement (“Easement A”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor Village Circle (a private drive as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) over, upon, across and beneath the following described real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

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Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of east right-of-way of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 121.03 feet (chord N 53 degrees 36’ 42” E, 108.64 feet) to a point, said point being the centerline of Harbor Village Drive; thence along the said centerline S 82 degrees 00’ 35” E, a distance of 36.37 feet to the point of beginning; thence N 07 degrees 59’ 25” E, a distance of 33.00 feet to a point in the north line of Harbor Village Drive; thence S 82 degrees 00’ 35” E a distance of 261.10 feet to a point; thence S 07 degrees 56’ 06” W, a distance of 66 feet to a point in the south line of Harbor Village Drive; thence N 82 degrees 00’ 35” W, a distance of 261.15 feet to a point; thence N 07 degrees 59’ 25” E a distance of 33.00 feet to the point of beginning.

(4) A nonexclusive perpetual forty-four foot (44’) wide easement (“Easement D”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor View Drive (a private drive as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) over, upon, across and beneath the following described real property:

Being part of The Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of the east right-of-way line of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 35.63 feet.(chord N 85 degrees 48’ 11” E, 35.30 feet) to a point; thence S 33 degrees 46’ 30” E, along the centerline of Harbor View Drive (66 foot private drive) a distance of 653.04 feet to the centerline of Harbor Bend Road (52 foot private drive); thence N 56 degrees 13’ 30” E, along the centerline of said road 38.00 feet to the point of beginning; thence N 33 degrees 46’ 30” W, a distance of 26 feet to a point in the west line of proposed Harbor Bend Road extension (52 foot private drive); thence N 56 degrees 13’ 30” E along the west line of said drive 280.46 feet to a point; thence continuing along said proposed drive N 7 degrees 59’ 25” E a distance of 161.77 feet to a point; thence S 82 degrees 03’ 54” E a distance of 44.00 feet to a point in the east line of said proposed drive; thence S 7 degrees 59’ 25” W a distance of 192.24 feet to a point; thence continuing along the east line of said proposed private drive S 56 degrees 13’ 30” W a distance of 293.02 feet to a point; thence N 33 degrees 46’ 30” W a distance of 26 feet to the point of beginning.

(5) A nonexclusive perpetual forty-four foot (44’) wide easement (“Easement E”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor View Drive, over, upon, across and beneath the following real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of the east right-of-way line of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 121.03 feet (chord N 53 degrees 36’ 42” E, 108.64 feet) to a point said point being the centerline of Harbor Village Drive; thence along the said centerline S 82 degrees 00’ 35” E, a distance of 36.37 feet to a point; thence continuing along proposed Harbor Village Drive centerline S 82 degrees 00’ 35” E a distance of 261.13 feet to a point; thence S 07 degrees 56’ 06” W, 33 feet to the point of beginning on the south line of proposed Harbor Village Drive; thence along the east line of the proposed ingress-egress easement S 7 degrees 56’ 06” W a distance of 156.15 feet to a point of curvature; thence along a curve to the right having a radius of 122.00 feet an arc length of 102.82 feet (chord S 32 degrees 04’ 48” W, 99.81 feet) to a point of tangency; thence S 56 degrees 13’ 30”

W, a distance of 54.38 feet to a point on Harbor View Drive (66 foot private drive); thence N 33 degrees 46’ 30” W along Harbor View Drive a distance of 44.00 feet to a point; thence N 56 degrees 13’ 30” E a distance of 49.80 feet to a point of curvature; thence along a curve to the left having a radius of 78.00 feet an arc length of 65.74 feet (chord N 32 degrees 04’ 48” E 63.81 feet) to a point of tangency; thence N 7 degrees 56’ 06” E a distance of 616.52 feet to a point; thence S 82 degrees 00’ 54” E a distance of 44.00 feet to a point; thence S 7 degrees 56’ 06” W a distance of 460.36 feet to the point of beginning.

(6) A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Easement A and Island Drive over, upon, across and beneath Harbor Village Circle.

(7) A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Easements D and E and Island Drive over, upon, across and beneath those portions of Harbor View Drive and Harbor Village Circle lying between said easements and Island Drive.

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PROPERTY ADDRESS:

MAIL TAX NOTICES TO:

THIS INSTRUMENT PREPARED BY AND RETURN TO:

Harkavy Shainberg Kaplan & Dunstan PLC

Attn:  Michael Kaplan

6060 Poplar Avenue, Suite 140

Memphis, Tennessee  38119

Tax Parcel I.D. No.

State Tax	$
Register’s Fee	$
Recording Fee	$
TOTAL	$

I, or we, hereby swear or affirm that, to the best of affiant’s knowledge, information and belief, the actual consideration for this transfer or value of the property transferred, whichever is greater, is $                        .00, which amount is equal to or greater than the amount which the property would command at a fair and voluntary sale.

Affiant

Subscribed and sworn to before me this          day of                   , 201   .

Notary Public

My commission expires:

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EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (“Assignment”) is made and entered into as of the          day of                             , 20    , to be effective as of the Closing Date, by and betweenARBORS OF HARBOR TOWN JOINT VENTURE, a Tenessee general partnership (“Assignor”), and                                   , a                          (“Assignee”).

I.

RECITALS

Assignor, as Seller, and Assignee, as Buyer, entered into that certain Real Estate Purchase and Sale Agreement (the “Agreement”) with an Effective Date of                   , 20    , for the purchase and sale of the real estate commonly known as Harbortown Apartments, which is legally described in Schedule 1 attached hereto and incorporated herein (the “Property”).

Assignor desires to assign the rights, and Assignee desires to assume, the duties, obligations, and liabilities, of Assignor as landlord under the leases described on Schedule 2 attached hereto and incorporated herein (the “Leases”), to be effective upon the closing of the sale contemplated under the terms of the Agreement.

All capitalized terms used in this Assignment without separate definition shall have the same meanings assigned to them in the Agreement.

NOW, THEREFORE, in consideration of the recitals set forth above, which are made a part of this Assignment, the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Subject to the terms, covenants, conditions, and provisions of the Leases and this Assignment, Assignor hereby transfers, conveys, and assigns to Assignee all of its right, title, and interest as landlord in, to and under the Leases, and the security deposits under the Leases held by Assignor (the “Security Deposits”).

2.             Assignee hereby accepts the transfer, conveyance, and assignment of the Leases and Security Deposits from Assignor and, subject to the terms of the Agreement, assumes all rights, duties, obligations, and liabilities of Assignor under the Leases accruing after the Closing (as defined in the Agreement).

3.             This Assignment shall not merge with or limit or restrict any provision of the Agreement, and the provisions of the Agreement shall govern and control the rights and obligations of Assignor and Assignee with respect to all matters described therein, including, without limitation, representations and warranties, the apportionment of payment obligations, and indemnification obligations.

4.             This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee, and their respective legal representatives, [heirs], successors, and assigns.

5.             This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:	ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee joint venture

	By:	Harbor Town Partners, a Tennessee general partnership, a partner

		By:	Gables-Tennessee Properties, L.L.C., a Tennessee limited liability company, one of its two general partners

			By:	Lion Gables Realty Limited Partnership, a Delaware limited partnership, as member

				By:	Gables GP, Inc., a Texas corporation, as general partner

By:
Name:
Title:

		By:	Island Properties Associates, a Tennessee general partnership, one of its two general partners

By:
			Name:	Henry M. Turley, Jr., General Partner

			By:	Brooks Road Associates, a Tennessee general partnership, a general partner

				By:	Belz Investco GP, managing partner

					By:	URCO, Inc., managing partner

By:
Name:
Title:

	By:	The Northwestern Mutual Life Insurance Company, a Wisconsin corporation, a partner

		By:	Northwestern Mutual Real Estate Investments, LLC,
a Delaware limited liability company, its
wholly-owned affiliate and authorized representative

2

By:
Name:
		Title:	Managing Director
ASSIGNEE:

By:
Name:
Its:

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SCHEDULE 1

TO

ASSIGNMENT AND ASSUMPTION OF LEASES

LEGAL DESCRIPTION

Land situated in Shelby County, Tennessee:

PARCEL I:

AREA 1:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at the intersection of the centerline of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along said east line, N 12 degrees 31’ 23” E, 308.35 feet to the point of beginning; thence continuing along said east right-of-way line, N 12 degrees 31’ 23” E, a distance of 217.97 feet to a point; thence along a curve to the right having a radius of 30 feet, an arc distance of 42.10 feet to a point of reverse curvature; thence along a curve to the left having a radius of 153 feet, an arc distance of 68.80 feet to a point of reverse curvature; thence along a curve to the right having a radius of 7 feet, an arc distance of 9.72 feet to a point of tangency; thence S 33 degrees 16’ 20” E, 328.65 feet to a point of curvature; thence along a curve to the right having a radius of 58 feet, an arc distance of 46.97 feet to a point of reverse curvature; thence along a curve to the left having a 58 foot radius, an arc distance of 138.07 feet to a point; thence S 33 degrees 16’ 20” E, a distance of 150.19 feet to a point; thence S 20 degrees 45’ 15” W, a distance of 130.42 feet to a point on the north line of Lot 198; thence along said north line, N 69 degrees 14’ 45” W, a distance of 185.32 feet to a point at the northwest corner of Lot 198; thence along the west line of Lot 198, S 20 degrees 45’ 15” W, a distance of 63.75 feet to a point on the north line of Auction Avenue; thence along said north line the following courses and distances: N 69 degrees 14’ 45” W, a distance of 90.03 feet to a point of curvature; thence along a curve to the right having a 300 foot radius, an arc distance of 428.14 feet to the point of beginning.

AREA 2:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point 581.77 feet from the intersection of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along the centerline of Harbor Town Circle along a curve to the left having a radius of 125 feet, an arc length of 99.43 feet to a point said point being the intersection of the centerline of Harbor Town Circle and the centerline of Harbor Edge Drive (44 foot right-of-way); thence along the centerline of Harbor Edge Drive S 33 degrees 16’ 20” E, a distance of 152.76 feet; thence N 56 degrees 43’ 40” E, a distance of 22 feet to a point on the north line of Harbor Edge Drive said point being the point of beginning; thence N 56 degrees 43’ 40” E, a distance of 34.73 feet to a point; thence S 77 degrees 28’ 37” E, a distance of 279.15 feet to a point; thence S 51 degrees 53’ 08” E, a distance of 45.00 feet to a point on the northwest line of Harbor Bend Road; thence along a curve to the right having a radius of 449 feet, an arc distance of 145.86 feet to a point of tangency; thence S 56 degrees 43’ 40” W, a distance of 68.41 feet to a point; thence along a curve to the right having a radius of 32 feet, an arc distance of 50.27 feet to a point of tangency on the northeast line of Harbor Edge Drive; thence along said northeast line N 33 degrees 16’ 20” W, a distance of 234.24 feet to a point of beginning.

TOGETHER WITH THE FOLLOWING EASEMENTS:

(2)           A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Parcel I and Island Drive over, upon, across and beneath those portions of Harbor Town Circle, Harbor Edge Drive and Harbor Bend Road (private drives as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) that abut Parcel I.

(2) A nonexclusive perpetual twenty-five foot (25’) easement (“Easement I”) for ingress and egress to and from Area 1 and  Harbor Bend Road over the following described real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971 in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at the intersection of the centerline of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along said east line, N 12 degrees 31’ 23” E, 308.35 feet to a point; thence continuing along said east right-of-way line, N 12 degrees 31’ 23” E, a distance of 217.97 feet to a point of curvature; thence along a curve to the right having a radius of 30.00 feet, an arc distance of 42.10 feet (chord N 52 degrees 43’ 46” E 38.73 feet) to a point of reverse curvature; thence along a curve to the left having a radius of 153.00 feet, an arc distance of 68.80 feet (chord N 80 degrees 03’ 11” E 68.22 feet) to a point of reverse curvature; thence along a curve to the right having a radius of 7.00 feet, an arc distance of 9.72 feet (chord S 73 degrees 03’ 04” E 8.96 feet) to a point of tangency; thence S 33 degrees 16’ 20” E, 328.65 feet to a point of curvature; thence along a curve to the right having a radius of 58.00 feet, an arc distance of 46.97 feet (chord S 10 degrees 04’ 25” E 45.69 feet) to a point of reverse curvature; thence along a curve to the left having a 58.00 foot radius, an arc distance of 138.07 feet (chord S 55 degrees 04’ 25” E 107.70 feet) to the point of beginning; thence S 33 degrees 16’ 20” E, a distance of 150.19 feet to a point; thence S 20 degrees 45’ 15” W, a distance of 130.42 feet to a point on the north line of Lot 198; thence along the north line of Lot 198 S 69 degrees 14’ 45” E a distance of 25 feet to a point; thence N 20 degrees 45’ 15” E a distance of 143.17 feet to a point; thence N 33 degrees 16’ 20” W a distance of 168.60 feet to a point on the east line of Harbor Edge Drive (44 foot private drive); thence along a curve to the right having a radius of 58.00 feet an arc length of 25.85 feet (chord S 43 degrees 57’ 40” W a distance of 25.63 feet) to the point of beginning.

PARCEL II:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described  in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point 3,678.61 feet from the intersection of Auction Avenue (right-of-way varies) and the east line right of way line of Island Drive (84 foot right-of-way); thence along the south property line of Joseph L. Baler Tract S 82 degrees 03’ 54” E a distance of 457.63 feet to the point of beginning; thence continuing along said property line S 82 degrees 03’ 54” E a distance of 600 feet to a point; thence S 07 degrees 56’ 06” W, a distance of 690 feet to a point; thence N 82 degrees 03’ 54” W, a distance of 600 feet to a point; thence N 07 degrees 56’ 06” E a distance of 690 feet to a point of beginning.

TOGETHER WITH THE FOLLOWING EASEMENTS:

(3) A nonexclusive perpetual sixty-six foot (66’) wide easement (“Easement A”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor Village Circle (a private drive as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) over, upon, across and beneath the following described real property:

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Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of east right-of-way of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 121.03 feet (chord N 53 degrees 36’ 42” E, 108.64 feet) to a point, said point being the centerline of Harbor Village Drive; thence along the said centerline S 82 degrees 00’ 35” E, a distance of 36.37 feet to the point of beginning; thence N 07 degrees 59’ 25” E, a distance of 33.00 feet to a point in the north line of Harbor Village Drive; thence S 82 degrees 00’ 35” E a distance of 261.10 feet to a point; thence S 07 degrees 56’ 06” W, a distance of 66 feet to a point in the south line of Harbor Village Drive; thence N 82 degrees 00’ 35” W, a distance of 261.15 feet to a point; thence N 07 degrees 59’ 25” E a distance of 33.00 feet to the point of beginning.

(4) A nonexclusive perpetual forty-four foot (44’) wide easement (“Easement D”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor View Drive (a private drive as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) over, upon, across and beneath the following described real property:

Being part of The Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of the east right-of-way line of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 35.63 feet.(chord N 85 degrees 48’ 11” E, 35.30 feet) to a point; thence S 33 degrees 46’ 30” E, along the centerline of Harbor View Drive (66 foot private drive) a distance of 653.04 feet to the centerline of Harbor Bend Road (52 foot private drive); thence N 56 degrees 13’ 30” E, along the centerline of said road 38.00 feet to the point of beginning; thence N 33 degrees 46’ 30” W, a distance of 26 feet to a point in the west line of proposed Harbor Bend Road extension (52 foot private drive); thence N 56 degrees 13’ 30” E along the west line of said drive 280.46 feet to a point; thence continuing along said proposed drive N 7 degrees 59’ 25” E a distance of 161.77 feet to a point; thence S 82 degrees 03’ 54” E a distance of 44.00 feet to a point in the east line of said proposed drive; thence S 7 degrees 59’ 25” W a distance of 192.24 feet to a point; thence continuing along the east line of said proposed private drive S 56 degrees 13’ 30” W a distance of 293.02 feet to a point; thence N 33 degrees 46’ 30” W a distance of 26 feet to the point of beginning.

(5) A nonexclusive perpetual forty-four foot (44’) wide easement (“Easement E”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor View Drive, over, upon, across and beneath the following real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of the east right-of-way line of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 121.03 feet (chord N 53 degrees 36’ 42” E, 108.64 feet) to a point said point being the centerline of Harbor Village Drive; thence along the said centerline S 82 degrees 00’ 35” E, a distance of 36.37 feet to a point; thence continuing along proposed Harbor Village Drive centerline S 82 degrees 00’ 35” E a distance of 261.13 feet to a point; thence S 07 degrees 56’ 06” W, 33 feet to the point of beginning on the south line of proposed Harbor Village Drive; thence along the east line of the proposed ingress-egress easement S 7 degrees 56’ 06” W a distance of 156.15 feet to a point of curvature; thence along a curve to the right having a radius of 122.00 feet an arc length of 102.82 feet (chord S 32 degrees 04’ 48” W, 99.81 feet) to a point of tangency; thence S 56 degrees 13’ 30”

3

W, a distance of 54.38 feet to a point on Harbor View Drive (66 foot private drive); thence N 33 degrees 46’ 30” W along Harbor View Drive a distance of 44.00 feet to a point; thence N 56 degrees 13’ 30” E a distance of 49.80 feet to a point of curvature; thence along a curve to the left having a radius of 78.00 feet an arc length of 65.74 feet (chord N 32 degrees 04’ 48” E 63.81 feet) to a point of tangency; thence N 7 degrees 56’ 06” E a distance of 616.52 feet to a point; thence S 82 degrees 00’ 54” E a distance of 44.00 feet to a point; thence S 7 degrees 56’ 06” W a distance of 460.36 feet to the point of beginning.

(6) A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Easement A and Island Drive over, upon, across and beneath Harbor Village Circle.

(7) A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Easements D and E and Island Drive over, upon, across and beneath those portions of Harbor View Drive and Harbor Village Circle lying between said easements and Island Drive.

4

SCHEDULE 2

TO

ASSIGNMENT AND ASSUMPTION OF LEASES

LIST OF LEASES

8+

EXHIBIT C

EXISTING ENVIRONMENTAL REPORTS

03/00/1990	Environmental Testing & Consulting Inc.	Environmental Assessment Survey (EAS), Harbor Town Development, Mud Island, Memphis, TN

03/09/1990	Environmental Testing & Consulting Inc.	Corrections and Additions to EAS

04/17/1990	Environmental Testing & Consulting Inc.	Radon, Harbor Town Report, Mud Island, Memphis, TN

10/13/2005	ATC Associates Inc.	Report of Findings, Post-Remediation Efficacy Assessment, ATC Project No.29.75072.0002

EXHIBIT D

EXCEPTIONS TO SELLER’S REPRESENTATIONS AND WARRANTIES

NONE

EXHIBIT E

CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by The Northwestern Mutual Life Insurance Company, the undersigned hereby certifies the following on behalf of The Northwestern Mutual Life Insurance Company:

1.                                      ARBORS OF HARBOR TOWN JOINT VENTURE is a Tennessee general partnership and is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax  Regulations);

2.                                      The U.S. employer identification number of ARBORS OF HARBOR TOWN is                                                    ; and

3.                                      The address for ARBORS OF HARBOR TOWN JOINT VENTURE is Two Brentwood Commons, 750 Old Hickory Boulevard, Suite 275, Brentwood, Tennessee 37027

ARBORS OF HARBOR TOWN JOINT VENTURE understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of ARBORS OF HARBOR TOWN JOINT VENTURE.

Dated as of the          day of                                     , 20    .

EXHIBIT F-1

CERTIFICATE OF AUTHORIZATION

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

ADDITIONAL CERTIFICATES TO BE INCLUDED FOR OTHER SELLER PARTNERSHIP ENTITIES

The undersigned, as Assistant Secretary of The Northwestern Mutual Life Insurance Company, a Wisconsin corporation (the “Company”), and of Northwestern Investment Management Company, LLC, a Delaware limited liability company and wholly-owned affiliate of the Company (“Investment Sub”), hereby certifies to you as follows:

1.                                      Section 2.6 of the By-Laws of the Company grants to the Finance Committee of the Company the power and authority to exercise certain powers of the Board of Trustees of the Company in regard to the assets and investments of the Company, including, without limitation, “the power directly or by delegation to do all such acts and things as it may deem necessary and proper to (i) invest, reinvest, manage, select, sell, and otherwise dispose of the Company’s assets.”

2.                                      By resolution dated December 13, 2010, the Finance Committee of the Company delegated to the Vice President-Real Estate of the Investment Sub, effective January 1 through December 31, 2011, the authority (i) to sell the Company’s interest in real property, together with ancillary personal property, and (ii) to delegate such authority to employees of Investment Sub.

3.                                      As of January 1, 2011, the Vice President-Real Estate of the Investment Sub delegated his authority to sell real property, together with ancillary personal property, if there is no resulting book loss and the sale price is not greater than $40,000,000 to a Portfolio Manager, who is the employee of the Investment Sub directly responsible for the relevant property.                      is the Portfolio Manager for the property commonly known as                           , located in                             , and assigned the Company’s investment number IRE/JV                        (the “Property”), and he/she has the authority to approve, and has approved, the sale of the Property.

4.                                      Pursuant to Section 3.4 of the Limited Liability Company Agreement of Investment Sub (as amended, the “LLC Agreement”), the Company has granted to the Managing Directors of Investment Sub the authority to execute on behalf of the Company all instruments regarding investments (other than derivative investments) of the Company.

5.                                                                          is the Investment Manager of the Property and in such capacity has the authority to sign the closing statement for the sale of the Property.

6.                                                                          is a Managing Director of Investment Sub.  His or her signature set forth below is his or her true, correct, and genuine signature.

7.                                      Section 5.8 of the LLC Agreement of Investment Sub gives the Secretary and all Assistant Secretaries of Investment Sub the authority to attest, countersign, and acknowledge documents executed by Investment Sub.                                       currently holds the title of Assistant Secretary of Investment Sub, and his or her signature set forth below is his or her true, correct, and genuine signature.

8.                                      The By-Laws, LLC Agreement, resolutions, and agreements of the Company and Investment Sub and delegations of the Vice President-Real Estate of the Investment Sub. referred to in this certificate remain in full force and effect and have not been rescinded.

IN WITNESS WHEREOF, I have hereunto affixed my name as Assistant Secretary of the Company and of Investment Sub, and caused this certificate to be delivered this        day of                           , 20      .

, Assistant Secretary, The Northwestern Mutual Life Insurance Company and Northwestern Investment Management Company, LLC

2

STATE OF WISCONSIN	)
) ss.
COUNTY OF MILWAUKEE	)

Before me, a Notary Public in and for said County, personally appeared                                       , as Assistant Secretary of The Northwestern Mutual Life Insurance Company, a Wisconsin corporation, and as Assistant Secretary of Northwestern Investment Management Company, LLC, a Delaware limited liability company, and that by authority duly given and as the act of such entities, executed the foregoing instrument in their name as such officer.

WITNESS my hand and official seal this          day of                           , 20      .

Notary Public
State of Wisconsin

My commission expires:

3

EXHIBIT G

BILL OF SALE

ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee general partnership (“Seller”), in consideration of the sum of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, to it in hand paid by                                                (“Buyer”), the receipt and sufficiency of which is hereby acknowledged, sells to Buyer its interest in the name “ARBORS OF HARABORTOWN APARTMENTS” as it relates to the operation of the Property and the personal property described on Schedule 1 attached hereto which is located on the land described on Schedule 2 attached hereto.

SELLER MAKES NO WARRANTIES OR REPRESENTATIONS WHATSOEVER, INCLUDING WITHOUT LIMITATION, WARRANTIES OF CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

IN WITNESS WHEREOF, Seller has executed this instrument as of                                 , 20     to be effective as of the Closing Date.  All capitalized terms used, but not defined herein, shall have the meanings ascribed to them in that certain Real Estate Purchase and Sale Agreement with an Effective Date of                               , 20    , between Seller and Buyer.

SELLER:	ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee joint venture

	By:	Harbor Town Partners, a Tennessee general partnership, a partner

		By:	Gables-Tennessee Properties, L.L.C., a Tennessee
limited liability company, one of its two general partners

			By:	Lion Gables Realty Limited Partnership, a
Delaware limited partnership, as member

			By:	Gables GP, Inc., a Texas corporation,
as general partner

By:
Name:
Title:

		By:	Island Properties Associates, a Tennessee general
partnership, one of its two general partners

By:
			Name:	Henry M. Turley, Jr., General Partner

By:	Brooks Road Associates, a Tennessee general
partnership, a general partner

	By:	Belz Investco GP, managing partner

		By:	URCO, Inc., managing partner

By:
Name:
Title:

By:	The Northwestern Mutual Life Insurance Company, a
Wisconsin corporation, a partner

	By:	Northwestern Mutual Real Estate Investments, LLC,
a Delaware limited liability company, its
wholly-owned affiliate and authorized representative

By:
Name:
		Title:	Managing Director

2

SCHEDULE 1

TO

BILL OF SALE

PERSONAL PROPERTY

Arbors Harbortown

Leasing Office

4 computers

3 printers

1 KeyTrak system

1 copier

1 round café table

4 bar stools

1 sofa

1 cocktail table

3 side tables

19 chairs

1 lounge chair

1 buffet

5 desks

3 filing cabinets

1 conference table

4 conference chairs

1 bookshelf

1 fire safe

1 shredder

Maintenance

1 electric car

1 air compressor

6 dehumidifiers

1 table saw

2 vacuum pumps

1 steamer

2 blowers

1 keypunch

1 ozone machine

1 outdoor vacuum

4 ladders

1 auger

1 wetvac

1 key machine

1 handtruck

1 recovery machine

1 power washer

1 trailer

1 utility vehicle

Fitness Center

1 weight set

1 elliptical

2 bicycles

1 sit up bench

1 sit up seat

1 pull up bar

4 treadmills

1 television

Business Center

2 computers

1 printer

Pool Phase 1

11 tables

23 chaise lounge chairs

5 sand chairs

1 bench

Pool Phase II

48 chaise lounge chairs

10 chairs

3 tables

2 picnic tables

2 grills

Model A2

1 dining table

4 dining chairs

1 bed

1 armoire

1 night stand

3 lamps

1 mirror

1 sofa

1 desk

1 chair

1 end table

Model B2

1 dining table

4 dining chairs

1 chair

1 sofa

1 end table

1 cocktail table

1 sofa table

4

1 armoire

1 bed

1 night stand

1 dresser w/mirror

1 lamp

1 dresser

1 armoire

1 lamp

1 bed

5

SCHEDULE 2

TO

BILL OF SALE

LEGAL DESCRIPTION

Land situated in Shelby County, Tennessee:

PARCEL I:

AREA 1:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at the intersection of the centerline of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along said east line, N 12 degrees 31’ 23” E, 308.35 feet to the point of beginning; thence continuing along said east right-of-way line, N 12 degrees 31’ 23” E, a distance of 217.97 feet to a point; thence along a curve to the right having a radius of 30 feet, an arc distance of 42.10 feet to a point of reverse curvature; thence along a curve to the left having a radius of 153 feet, an arc distance of 68.80 feet to a point of reverse curvature; thence along a curve to the right having a radius of 7 feet, an arc distance of 9.72 feet to a point of tangency; thence S 33 degrees 16’ 20” E, 328.65 feet to a point of curvature; thence along a curve to the right having a radius of 58 feet, an arc distance of 46.97 feet to a point of reverse curvature; thence along a curve to the left having a 58 foot radius, an arc distance of 138.07 feet to a point; thence S 33 degrees 16’ 20” E, a distance of 150.19 feet to a point; thence S 20 degrees 45’ 15” W, a distance of 130.42 feet to a point on the north line of Lot 198; thence along said north line, N 69 degrees 14’ 45” W, a distance of 185.32 feet to a point at the northwest corner of Lot 198; thence along the west line of Lot 198, S 20 degrees 45’ 15” W, a distance of 63.75 feet to a point on the north line of Auction Avenue; thence along said north line the following courses and distances: N 69 degrees 14’ 45” W, a distance of 90.03 feet to a point of curvature; thence along a curve to the right having a 300 foot radius, an arc distance of 428.14 feet to the point of beginning.

AREA 2:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point 581.77 feet from the intersection of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along the centerline of Harbor Town Circle along a curve to the left having a radius of 125 feet, an arc length of 99.43 feet to a point said point being the intersection of the centerline of Harbor Town Circle and the centerline of Harbor Edge Drive (44 foot right-of-way); thence along the centerline of Harbor Edge Drive S 33 degrees 16’ 20” E, a distance of 152.76 feet; thence N 56 degrees 43’ 40” E, a distance of 22 feet to a point on the north line of Harbor Edge Drive said point being the point of beginning; thence N 56 degrees 43’ 40” E, a distance of 34.73 feet to a point; thence S 77 degrees 28’ 37” E, a distance of 279.15 feet to a point; thence S 51 degrees 53’ 08” E, a distance of 45.00 feet to a point on the northwest line of Harbor Bend Road; thence along a curve to the right having a radius of 449 feet, an arc distance of 145.86 feet to a point of tangency; thence S 56 degrees 43’ 40” W, a distance of 68.41 feet to a point; thence along a curve to the right having a radius of 32 feet, an arc distance of 50.27 feet to a point of tangency on the northeast line of Harbor Edge Drive; thence along said northeast line N 33 degrees 16’ 20” W, a distance of 234.24 feet to a point of beginning.

TOGETHER WITH THE FOLLOWING EASEMENTS:

(3)         A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Parcel I and Island Drive over, upon, across and beneath those portions of Harbor Town Circle, Harbor Edge Drive and Harbor Bend Road (private drives as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) that abut Parcel I.

(2) A nonexclusive perpetual twenty-five foot (25’) easement (“Easement I”) for ingress and egress to and from Area 1 and Harbor Bend Road over the following described real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971 in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at the intersection of the centerline of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along said east line, N 12 degrees 31’ 23” E, 308.35 feet to a point; thence continuing along said east right-of-way line, N 12 degrees 31’ 23” E, a distance of 217.97 feet to a point of curvature; thence along a curve to the right having a radius of 30.00 feet, an arc distance of 42.10 feet (chord N 52 degrees 43’ 46” E 38.73 feet) to a point of reverse curvature; thence along a curve to the left having a radius of 153.00 feet, an arc distance of 68.80 feet (chord N 80 degrees 03’ 11” E 68.22 feet) to a point of reverse curvature; thence along a curve to the right having a radius of 7.00 feet, an arc distance of 9.72 feet (chord S 73 degrees 03’ 04” E 8.96 feet) to a point of tangency; thence S 33 degrees 16’ 20” E, 328.65 feet to a point of curvature; thence along a curve to the right having a radius of 58.00 feet, an arc distance of 46.97 feet (chord S 10 degrees 04’ 25” E 45.69 feet) to a point of reverse curvature; thence along a curve to the left having a 58.00 foot radius, an arc distance of 138.07 feet (chord S 55 degrees 04’ 25” E 107.70 feet) to the point of beginning; thence S 33 degrees 16’ 20” E, a distance of 150.19 feet to a point; thence S 20 degrees 45’ 15” W, a distance of 130.42 feet to a point on the north line of Lot 198; thence along the north line of Lot 198 S 69 degrees 14’ 45” E a distance of 25 feet to a point; thence N 20 degrees 45’ 15” E a distance of 143.17 feet to a point; thence N 33 degrees 16’ 20” W a distance of 168.60 feet to a point on the east line of Harbor Edge Drive (44 foot private drive); thence along a curve to the right having a radius of 58.00 feet an arc length of 25.85 feet (chord S 43 degrees 57’ 40” W a distance of 25.63 feet) to the point of beginning.

PARCEL II:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point 3,678.61 feet from the intersection of Auction Avenue (right-of-way varies) and the east line right of way line of Island Drive (84 foot right-of-way); thence along the south property line of Joseph L. Baler Tract S 82 degrees 03’ 54” E a distance of 457.63 feet to the point of beginning; thence continuing along said property line S 82 degrees 03’ 54” E a distance of 600 feet to a point; thence S 07 degrees 56’ 06” W, a distance of 690 feet to a point; thence N 82 degrees 03’ 54” W, a distance of 600 feet to a point; thence N 07 degrees 56’ 06” E a distance of 690 feet to a point of beginning.

TOGETHER WITH THE FOLLOWING EASEMENTS:

(3) A nonexclusive perpetual sixty-six foot (66’) wide easement (“Easement A”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor Village Circle (a private drive as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) over, upon, across and beneath the following described real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

7

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of east right-of-way of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 121.03 feet (chord N 53 degrees 36’ 42” E, 108.64 feet) to a point, said point being the centerline of Harbor Village Drive; thence along the said centerline S 82 degrees 00’ 35” E, a distance of 36.37 feet to the point of beginning; thence N 07 degrees 59’ 25” E, a distance of 33.00 feet to a point in the north line of Harbor Village Drive; thence S 82 degrees 00’ 35” E a distance of 261.10 feet to a point; thence S 07 degrees 56’ 06” W, a distance of 66 feet to a point in the south line of Harbor Village Drive; thence N 82 degrees 00’ 35” W, a distance of 261.15 feet to a point; thence N 07 degrees 59’ 25” E a distance of 33.00 feet to the point of beginning.

(4) A nonexclusive perpetual forty-four foot (44’) wide easement (“Easement D”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor View Drive (a private drive as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) over, upon, across and beneath the following described real property:

Being part of The Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of the east right-of-way line of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 35.63 feet.(chord N 85 degrees 48’ 11” E, 35.30 feet) to a point; thence S 33 degrees 46’ 30” E, along the centerline of Harbor View Drive (66 foot private drive) a distance of 653.04 feet to the centerline of Harbor Bend Road (52 foot private drive); thence N 56 degrees 13’ 30” E, along the centerline of said road 38.00 feet to the point of beginning; thence N 33 degrees 46’ 30” W, a distance of 26 feet to a point in the west line of proposed Harbor Bend Road extension (52 foot private drive); thence N 56 degrees 13’ 30” E along the west line of said drive 280.46 feet to a point; thence continuing along said proposed drive N 7 degrees 59’ 25” E a distance of 161.77 feet to a point; thence S 82 degrees 03’ 54” E a distance of 44.00 feet to a point in the east line of said proposed drive; thence S 7 degrees 59’ 25” W a distance of 192.24 feet to a point; thence continuing along the east line of said proposed private drive S 56 degrees 13’ 30” W a distance of 293.02 feet to a point; thence N 33 degrees 46’ 30” W a distance of 26 feet to the point of beginning.

(5) A nonexclusive perpetual forty-four foot (44’) wide easement (“Easement E”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor View Drive, over, upon, across and beneath the following real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of the east right-of-way line of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 121.03 feet (chord N 53 degrees 36’ 42” E, 108.64 feet) to a point said point being the centerline of Harbor Village Drive; thence along the said centerline S 82 degrees 00’ 35” E, a distance of 36.37 feet to a point; thence continuing along proposed Harbor Village Drive centerline S 82 degrees 00’ 35” E a distance of 261.13 feet to a point; thence S 07 degrees 56’ 06” W, 33 feet to the point of beginning on the south line of proposed Harbor Village Drive; thence along the east line of the proposed ingress-egress easement S 7 degrees 56’ 06” W a distance of 156.15 feet to a point of curvature; thence along a curve to the right having a radius of 122.00 feet an arc length of 102.82 feet (chord S 32 degrees 04’ 48” W, 99.81 feet) to a point of tangency; thence S 56 degrees 13’ 30” W, a distance of 54.38 feet to a point on Harbor View Drive (66 foot private drive); thence N 33 degrees 46’ 30” W along Harbor View Drive a distance of 44.00 feet to a point; thence N 56 degrees 13’ 30” E a distance of 49.80 feet to a point of curvature; thence along a curve to the left having a radius of 78.00 feet an arc length of 65.74 feet (chord N 32 degrees 04’ 48” E 63.81 feet) to a point of tangency; thence N 7 degrees 56’ 06”

8

E a distance of 616.52 feet to a point; thence S 82 degrees 00’ 54” E a distance of 44.00 feet to a point; thence S 7 degrees 56’ 06” W a distance of 460.36 feet to the point of beginning.

(6) A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Easement A and Island Drive over, upon, across and beneath Harbor Village Circle.

(7) A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Easements D and E and Island Drive over, upon, across and beneath those portions of Harbor View Drive and Harbor Village Circle lying between said easements and Island Drive.

9

EXHIBIT H

SELLER’S CERTIFICATE

THIS CERTIFICATE (this “Certificate”) is made as of this              day of                       , 20    , to be effective as of the Closing Date, by ARBORS OF HARBOR TOWN JOINT VENTURE (“Seller”), in favor of                          (“Buyer”).

RECITALS:

Seller and Buyer entered into that certain Real Estate Purchase and Sale Agreement (the “Agreement”) with an Effective Date of                         , 20    , with respect to the purchase and sale of property commonly known as ARBORS OF HARBORTOWN APARTMENTS, located in the City of Memphis, County of Shelby, State of Tennessee, described therein, and the Agreement provides that all of the representations and warranties and covenants of Seller in the Agreement shall be reaffirmed by Seller at Closing.

Therefore, Seller hereby certifies to Buyer as follows:

1.                                      As of the date hereof, all of Seller’s representations, and warranties set forth in the Agreement, including, but not limited to, those set forth in Section 3.1 of the Agreement, were true, correct, and complete on the date of the Agreement, and remain true, correct, and complete on the date hereof, without exception or {except as set forth on Exhibit A attached hereto}.

2.                                      All capitalized terms used in this Certificate without separate definition shall have the same meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, this Certificate has been executed by the duly authorized representative of Seller the day and year first above written.

SELLER:	ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee
joint venture

	By:	Harbor Town Partners, a Tennessee general partnership, a
partner

		By:	Gables-Tennessee Properties, L.L.C., a Tennessee
limited liability company, one of its two general partners

			By:	Lion Gables Realty Limited Partnership, a
Delaware limited partnership, as member

				By:	Gables GP, Inc., a Texas corporation,
as general partner

By:
Name:
Title:

By:	Island Properties Associates, a Tennessee general
partnership, one of its two general partners

By:
	Name:	Henry M. Turley, Jr., General Partner

	By:	Brooks Road Associates, a Tennessee general
partnership, a general partner

		By:	Belz Investco GP, managing partner

			By:	URCO, Inc., managing partner

By:
Name:
Title:

By:	The Northwestern Mutual Life Insurance Company, a
Wisconsin corporation, a partner

	By:	Northwestern Mutual Real Estate Investments, LLC,
a Delaware limited liability company, its
wholly-owned affiliate and authorized representative

By:
Name:
		Title:	Managing Director

APPROVED ON BEHALF OF THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY BY:

By:
		Name:	Thomas O. Rabenn
Title:

2

EXHIBIT I

BUYER’S CERTIFICATE

THIS CERTIFICATE (this “Certificate”) is made as of this              day of                       , 20    , to be effective as of the Closing Date, by                                    (“Buyer”), in favor of ARBORS OF HARBOR TOWN JOINT VENTURE (“Seller”).

RECITALS

Seller and Buyer entered into that certain Real Estate Purchase and Sale Agreement (the “Agreement”) with an Effective Date of                         , 20    , with respect to the purchase and sale of property commonly known as ARBORS OF HARBORTOWN APARTMENTS, located in the City of Memphis, County of Shelby, State of Tennessee, described therein.   The Agreement provides that all of the representations and warranties of Buyer in the Agreement shall be reaffirmed by Buyer at Closing.

Therefore, Buyer hereby certifies to Seller as follows:

1.                                      Buyer hereby reaffirms, as of the date hereof, that all of Buyer’s representations, and warranties set forth in the Agreement, including, but not limited to, those set forth in Section 3.3 of the Agreement, were true, correct, and complete on the date of the Agreement, and remain true, correct, and complete on the date hereof, without exception or {except as set forth on Exhibit A attached hereto}; and

2.                                      All capitalized terms used in this Certificate without separate definition shall have the same meanings assigned to them in the Agreement.

[IF BUYER DOES NOT COMMISSION AN ENVIRONMENTAL REPORT]

3.                                      Buyer hereby affirms as of the date hereof, that Buyer has not prepared, nor had prepared on its behalf, any environmental reports on or concerning the Property.

IN WITNESS WHEREOF, this Certificate has been executed by the duly authorized representative of Buyer the day and year first above written.

BUYER:

By:
Name:
Its:

3

EXHIBIT J

LIST OF SERVICE CONTRACT AND LONG TERM SERVICE CONTRACTS

Long Term Service Contracts

Alarm Monitoring	ADT
Cable Service	Comcast (formerly Cablevision)
Copier Maintenance	Stargel (contract serviced by Memphis Communications)
Key System	KeyTrak
Laundry Room	Mac-Gray
Trash collection	Waste Connection

Service Contracts

Off site Storage	Extra Space Management
Landscape	Turfmaster
Pest Control	Good Earth Termite & Pest Control
Termite Service	Good Earth Termite & Pest Control
Vending Machine	Coca Cola
Washer/Dryer Rental	Appliance Warehouse

EXHIBIT K

ASSIGNMENT AND ASSUMPTION

OF

SERVICE CONTRACTS AND OTHER OBLIGATIONS

THIS ASSIGNMENT AND ASSUMPTION (this “Assignment”) is executed as of the            day of             , 20    , to be effective as of the Closing Date, by and between ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee general partnership (“Assignor”), and                                         , a                                        (“Assignee”).

RECITALS

A.            Assignor, as Seller, and Assignee, as Buyer, entered into that certain Real Estate Purchase and Sale Agreement (the “Agreement”) with an Effective Date of                   , 20    , for the purchase and sale of the real estate commonly known as ARBORS OF HARBORTOWN APARTMENTS, which is legally described in Schedule 1 attached hereto and incorporated herein (the “Property”).

B.            In connection with the conveyance of the Property but subject to the provisions of the Agreement, Assignor desires to assign to Assignee all the service, maintenance and other contracts respecting the use, maintenance, development, sale, or operation of the Property or any portion thereof and all transferable guarantees and warranties for the Property and Assignee desires to accept said assignment and assume certain obligations of Assignor under said contracts upon the terms, covenants, and conditions set forth in this Assignment.

C.            All capitalized terms used in this Assignment without separate definition shall have the same meanings assigned to them in the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals set forth above, which are made a part of this Assignment, the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Assignment of Service Contracts.  Assignor hereby assigns, conveys, transfers, and sets over unto Assignee all of Assignor’s right, title, and interest in, to and under those certain service, maintenance, and other contracts and concessions respecting the use, maintenance, development, sale, or operation of the Property or any portion thereof, and all transferable guarantees and warranties for the Property, which are set forth on Schedule 2 attached hereto and incorporated herein, together with all amendments, extensions, renewals, and modifications thereto, to the extent assignable (collectively, the “Service Contracts”), together with all rights and privileges and subject to the covenants and conditions therein mentioned, including any warranties or guaranties with respect to any work performed pursuant to the Service Contracts, to have and to hold the same unto Assignee, its successors and assigns.

2.             Assumption of Service Contracts.  As of the Closing Date (as defined in the Agreement), Assignee accepts said assignment of the Service Contracts and, subject to the terms of the Agreement, assumes all of Assignor’s obligations under the Service Contracts for the balance of the terms thereof following the Closing Date.

3.             No Merger.  This Assignment shall not merge with or limit or restrict any provision of the Agreement, and the provisions of the Agreement shall govern and control the rights and obligations of Assignor and Assignee with respect to all matters described therein, including, without limitation, representations and warranties, the apportionment of payment obligations and indemnification obligations.

4.             Binding Effect.  This Assignment shall be binding upon and inure to the benefit of the Assignor and Assignee and each of their respective successors and assigns.

5.               Counterparts.  This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

ASSIGNOR:	ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee
joint venture

	By:	Harbor Town Partners, a Tennessee general partnership, a
partner

		By:	Gables-Tennessee Properties, L.L.C., a Tennessee
limited liability company, one of its two general partners

			By:	Lion Gables Realty Limited Partnership, a
Delaware limited partnership, as member

				By:	Gables GP, Inc., a Texas corporation,
as general partner

By:
Name:
Title:

By:	Island Properties Associates, a Tennessee general
partnership, one of its two general partners

By:
	Name:	Henry M. Turley, Jr., General Partner

	By:	Brooks Road Associates, a Tennessee general
partnership, a general partner

		By:	Belz Investco GP, managing partner

			By:	URCO, Inc., managing partner

2

By:
Name:
Title:

By:	The Northwestern Mutual Life Insurance Company, a
Wisconsin corporation, a partner

	By:	Northwestern Mutual Real Estate Investments, LLC,
a Delaware limited liability company, its
wholly-owned affiliate and authorized representative

By:
Name:
		Title:	Managing Director

ASSIGNEE:

By:
Name:
Its:

3

SCHEDULE 1

TO

ASSIGNMENT AND ASSUMPTION OF

SERVICE CONTRACTS AND OTHER OBLIGATIONS

LEGAL DESCRIPTION

Land situated in Shelby County, Tennessee:

PARCEL I:

AREA 1:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at the intersection of the centerline of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along said east line, N 12 degrees 31’ 23” E, 308.35 feet to the point of beginning; thence continuing along said east right-of-way line, N 12 degrees 31’ 23” E, a distance of 217.97 feet to a point; thence along a curve to the right having a radius of 30 feet, an arc distance of 42.10 feet to a point of reverse curvature; thence along a curve to the left having a radius of 153 feet, an arc distance of 68.80 feet to a point of reverse curvature; thence along a curve to the right having a radius of 7 feet, an arc distance of 9.72 feet to a point of tangency; thence S 33 degrees 16’ 20” E, 328.65 feet to a point of curvature; thence along a curve to the right having a radius of 58 feet, an arc distance of 46.97 feet to a point of reverse curvature; thence along a curve to the left having a 58 foot radius, an arc distance of 138.07 feet to a point; thence S 33 degrees 16’ 20” E, a distance of 150.19 feet to a point; thence S 20 degrees 45’ 15” W, a distance of 130.42 feet to a point on the north line of Lot 198; thence along said north line, N 69 degrees 14’ 45” W, a distance of 185.32 feet to a point at the northwest corner of Lot 198; thence along the west line of Lot 198, S 20 degrees 45’ 15” W, a distance of 63.75 feet to a point on the north line of Auction Avenue; thence along said north line the following courses and distances: N 69 degrees 14’ 45” W, a distance of 90.03 feet to a point of curvature; thence along a curve to the right having a 300 foot radius, an arc distance of 428.14 feet to the point of beginning.

AREA 2:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point 581.77 feet from the intersection of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along the centerline of Harbor Town Circle along a curve to the left having a radius of 125 feet, an arc length of 99.43 feet to a point said point being the intersection of the centerline of Harbor Town Circle and the centerline of Harbor Edge Drive (44 foot right-of-way); thence along the centerline of Harbor Edge Drive S 33 degrees 16’ 20” E, a distance of 152.76 feet; thence N 56 degrees 43’ 40” E, a distance of 22 feet to a point on the north line of Harbor Edge Drive said point being the point of beginning; thence N 56 degrees 43’ 40” E, a distance of 34.73 feet to a point; thence S 77 degrees 28’ 37” E, a distance of 279.15 feet to a point; thence S 51 degrees 53’ 08” E, a distance of 45.00 feet to a point on the northwest line of Harbor Bend Road; thence along a curve to the right having a radius of 449 feet, an arc distance of 145.86 feet to a point of tangency; thence S 56 degrees 43’ 40” W, a distance of 68.41 feet to a point; thence along a curve to the right having a radius of 32 feet, an arc distance of 50.27 feet to a point of tangency on the northeast line of Harbor Edge Drive; thence along said northeast line N 33 degrees 16’ 20” W, a distance of 234.24 feet to a point of beginning.

TOGETHER WITH THE FOLLOWING EASEMENTS:

(4)         A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Parcel I and Island Drive over, upon, across and beneath those portions of Harbor Town Circle, Harbor Edge Drive and Harbor Bend Road (private drives as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) that abut Parcel I.

(2) A nonexclusive perpetual twenty-five foot (25’) easement (“Easement I”) for ingress and egress to and from Area 1 and Harbor Bend Road over the following described real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971 in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at the intersection of the centerline of Auction Avenue (right-of-way varies) and the east right-of-way line of Island Drive (84 foot right-of-way); thence along said east line, N 12 degrees 31’ 23” E, 308.35 feet to a point; thence continuing along said east right-of-way line, N 12 degrees 31’ 23” E, a distance of 217.97 feet to a point of curvature; thence along a curve to the right having a radius of 30.00 feet, an arc distance of 42.10 feet (chord N 52 degrees 43’ 46” E 38.73 feet) to a point of reverse curvature; thence along a curve to the left having a radius of 153.00 feet, an arc distance of 68.80 feet (chord N 80 degrees 03’ 11” E 68.22 feet) to a point of reverse curvature; thence along a curve to the right having a radius of 7.00 feet, an arc distance of 9.72 feet (chord S 73 degrees 03’ 04” E 8.96 feet) to a point of tangency; thence S 33 degrees 16’ 20” E, 328.65 feet to a point of curvature; thence along a curve to the right having a radius of 58.00 feet, an arc distance of 46.97 feet (chord S 10 degrees 04’ 25” E 45.69 feet) to a point of reverse curvature; thence along a curve to the left having a 58.00 foot radius, an arc distance of 138.07 feet (chord S 55 degrees 04’ 25” E 107.70 feet) to the point of beginning; thence S 33 degrees 16’ 20” E, a distance of 150.19 feet to a point; thence S 20 degrees 45’ 15” W, a distance of 130.42 feet to a point on the north line of Lot 198; thence along the north line of Lot 198 S 69 degrees 14’ 45” E a distance of 25 feet to a point; thence N 20 degrees 45’ 15” E a distance of 143.17 feet to a point; thence N 33 degrees 16’ 20” W a distance of 168.60 feet to a point on the east line of Harbor Edge Drive (44 foot private drive); thence along a curve to the right having a radius of 58.00 feet an arc length of 25.85 feet (chord S 43 degrees 57’ 40” W a distance of 25.63 feet) to the point of beginning.

PARCEL II:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point 3,678.61 feet from the intersection of Auction Avenue (right-of-way varies) and the east line right of way line of Island Drive (84 foot right-of-way); thence along the south property line of Joseph L. Baler Tract S 82 degrees 03’ 54”

E a distance of 457.63 feet to the point of beginning; thence continuing along said property line S 82 degrees 03’ 54” E a distance of 600 feet to a point; thence S 07 degrees 56’ 06” W, a distance of 690 feet to a point; thence N 82 degrees 03’ 54” W, a distance of 600 feet to a point; thence N 07 degrees 56’ 06” E a distance of 690 feet to a point of beginning.

TOGETHER WITH THE FOLLOWING EASEMENTS:

(3) A nonexclusive perpetual sixty-six foot (66’) wide easement (“Easement A”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor Village Circle (a private drive as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) over, upon, across and beneath the following described real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

2

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of east right-of-way of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 121.03 feet (chord N 53 degrees 36’ 42” E, 108.64 feet) to a point, said point being the centerline of Harbor Village Drive; thence along the said centerline S 82 degrees 00’ 35” E, a distance of 36.37 feet to the point of beginning; thence N 07 degrees 59’ 25” E, a distance of 33.00 feet to a point in the north line of Harbor Village Drive; thence S 82 degrees 00’ 35” E a distance of 261.10 feet to a point; thence S 07 degrees 56’ 06” W, a distance of 66 feet to a point in the south line of Harbor Village Drive; thence N 82 degrees 00’ 35” W, a distance of 261.15 feet to a point; thence N 07 degrees 59’ 25” E a distance of 33.00 feet to the point of beginning.

(4) A nonexclusive perpetual forty-four foot (44’) wide easement (“Easement D”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor View Drive (a private drive as shown on plat of record in Plat Book 129, Page 73, said Register’s Office) over, upon, across and beneath the following described real property:

Being part of The Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of the east right-of-way line of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 35.63 feet.(chord N 85 degrees 48’ 11” E, 35.30 feet) to a point; thence S 33 degrees 46’ 30” E, along the centerline of Harbor View Drive (66 foot private drive) a distance of 653.04 feet to the centerline of Harbor Bend Road (52 foot private drive); thence N 56 degrees 13’ 30” E, along the centerline of said road 38.00 feet to the point of beginning; thence N 33 degrees 46’ 30” W, a distance of 26 feet to a point in the west line of proposed Harbor Bend Road extension (52 foot private drive); thence N 56 degrees 13’ 30” E along the west line of said drive 280.46 feet to a point; thence continuing along said proposed drive N 7 degrees 59’ 25” E a distance of 161.77 feet to a point; thence S 82 degrees 03’ 54” E a distance of 44.00 feet to a point in the east line of said proposed drive; thence S 7 degrees 59’ 25” W a distance of 192.24 feet to a point; thence continuing along the east line of said proposed private drive S 56 degrees 13’ 30” W a distance of 293.02 feet to a point; thence N 33 degrees 46’ 30” W a distance of 26 feet to the point of beginning.

(5) A nonexclusive perpetual forty-four foot (44’) wide easement (“Easement E”) for utilities, drainage and ingress and egress to and from Parcel II and Harbor View Drive, over, upon, across and beneath the following real property:

Being part of the Island Properties Associates Property in Memphis, Shelby County, Tennessee as described in Instrument Number AE 5971, in the Shelby County Register’s Office in Memphis, Tennessee and being more particularly described as follows:

Commencing at a point on the east line of Island Drive 3075.85 feet north of the intersection of the east right-of-way line of Island Drive and the centerline of Auction Avenue; thence S 80 degrees 46’ 01” E along the centerline of Harbor Village Circle a distance of 49.56 feet to a point of curvature; thence continuing along the centerline with a curve to the left having a radius of 76.00 feet an arc length of 121.03 feet (chord N 53 degrees 36’ 42” E, 108.64 feet) to a point said point being the centerline of Harbor Village Drive; thence along the said centerline S 82 degrees 00’ 35” E, a distance of 36.37 feet to a point; thence continuing along proposed Harbor Village Drive centerline S 82 degrees 00’ 35” E a distance of 261.13 feet to a point; thence S 07 degrees 56’ 06” W, 33 feet to the point of beginning on the south line of proposed Harbor Village Drive; thence along the east line of the proposed ingress-egress easement S 7 degrees 56’ 06” W a distance of 156.15 feet to a point of curvature; thence along a curve to the right having a radius of 122.00 feet an arc length of 102.82 feet (chord S 32 degrees 04’ 48” W, 99.81 feet) to a point of tangency; thence S 56 degrees 13’ 30” W, a distance of 54.38 feet to a point on Harbor View Drive (66 foot private drive); thence N 33 degrees 46’ 30” W along Harbor View Drive a distance of 44.00 feet to a point; thence N 56 degrees 13’ 30” E a distance of 49.80 feet to a point of curvature; thence along a curve to the left having a radius of 78.00 feet an arc length of 65.74 feet (chord N 32 degrees 04’ 48” E 63.81 feet) to a point of tangency; thence N 7 degrees 56’ 06”

3

E a distance of 616.52 feet to a point; thence S 82 degrees 00’ 54” E a distance of 44.00 feet to a point; thence S 7 degrees 56’ 06” W a distance of 460.36 feet to the point of beginning.

(6) A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Easement A and Island Drive over, upon, across and beneath Harbor Village Circle.

(7) A nonexclusive perpetual easement for utilities, drainage and ingress and egress to and from Easements D and E and Island Drive over, upon, across and beneath those portions of Harbor View Drive and Harbor Village Circle lying between said easements and Island Drive.

4

SCHEDULE 2

TO

ASSIGNMENT AND ASSUMPTION OF

SERVICE CONTRACTS AND OTHER OBLIGATIONS

SERVICE CONTRACTS

EXHIBIT L

APPROVAL NOTICE

, 20

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attention:

RE:                           Real Estate Purchase and Sale Agreement with an Effective Date of                 , 20     (the “Agreement”), between ARBORS OF HARBOR TOWN JOINT VENTURE, as Seller, and                                 , as Buyer

Dear                   :

This is to advise you that after inspecting the Property described in the Agreement, Buyer has approved all aspects of the Property, including, but not limited to, the Survey and the condition of title to the Property pursuant to the provisions of Sections 5.1 and 5.2 of the Agreement and chooses to proceed under the terms of the Agreement.

Buyer wishes to assume, in addition to the Long-Term Service Contracts and on-going Leasing Commissions, which must be assumed under the terms of the Agreement, the Service Contracts listed on the attached Exhibit A.

[Name of Buyer]

By:

Its:

cc: [Name and address of Escrowholder]

Attachment as stated

EXHIBIT A

TO APPROVAL NOTICE

Service Contracts to Be Assumed

EXHIBIT M

AFFIDAVIT AS TO DEBTS, LIENS,

PARTIES IN POSSESSION, AND GAP COVERAGE

PROPERTY:  The property located at                                                                                                                  , as more particularly described in                                Insurance Company’s (“Title Company”) Commitment No.                      (the “Commitment”) with an effective date of                       ,                (the “Effective Date”).

BEFORE ME, the undersigned authority, on this                              day of                                 , 20    , personally appeared                             ,                              and                                    on behalf of ARBORS OF HARBOR TOWN JOINT VENTUREl (“Seller”), personally known to me to be the person whose name is subscribed hereto and upon oath deposes and says, in his/her capacities as                                  of                                         ,                                  of                                        and Managing Director of Northwestern Investment Management Company, LLC (and not personally), that, to the best knowledge of the undersigned, as of the date of this Affidavit and other than as disclosed in the Commitment:

1.             Seller has not purchased, either through a time payment contract or otherwise, any fixture which constitutes real property and is located on the Property, which is not fully paid for as of the date of this Affidavit.  [except for           ]

2.             There are no judgment lien, federal tax liens, or state tax liens against the Property as of the date of this Affidavit.

3.             Seller is in sole possession of the Property and has not entered into any leases granting any party a right of possession to the Property, except for the leases described on Exhibit A attached hereto and incorporated herein.  No rights of first refusal or purchase options exist as of the date of this Affidavit with respect to any portion of the Property.

4.             Seller has not entered into any unrecorded agreements which encumber title to the Property and which, by their terms, are still in force, including, without limitation, contracts, deeds, mortgages, trust deeds, easements, security agreements or liens of any nature except (i) as disclosed in the Commitment and (ii) to the extent legible copies of the same have been delivered to Seller except as follows (if none, state “NONE”): [                ]

5.             Seller has taken no action nor executed any instrument, nor are there any matters pending against Seller, with respect to the Property which could give rise to a lien against the Property between the Effective Date and the date of this Affidavit.

6.             Within the last six (6) months of the date of this Affidavit and except to the extent that Seller shall fully pay the cost thereof, no labor, services or materials have been furnished to rehabilitate, repair, refurbish, or remodel the Property or the improvements located thereon, nor have any contracts been entered into by Seller for the furnishing of such labor, services, or materials that are to be completed subsequent to the date hereof.

7.             Seller has not received written notice of any violation of covenants, conditions, or restrictions affecting the Property which have not been cured or otherwise remedied.

The statements made to Title Company in this Affidavit are made solely as an inducement to Title Company to issue an owner’s policy of title insurance to [insert Buyer] (“Buyer”), and to no other person or entity and for no other purpose.  Seller hereby acknowledges that Title Company is relying upon the statements contained herein in issuing such policy of title insurance to Buyer.

ARBORS OF HARBOR TOWN JOINT VENTURE, a Tennessee
joint venture

By:	Harbor Town Partners, a Tennessee general partnership, a
partner

	By:	Gables-Tennessee Properties, L.L.C., a Tennessee
limited liability company, one of its two general partners

		By:	Lion Gables Realty Limited Partnership, a
Delaware limited partnership, as member

		By:	Gables GP, Inc., a Texas corporation,
as general partner

By:
Name:
Title:

	By:	Island Properties Associates, a Tennessee general
partnership, one of its two general partners

By:
		Name:	Henry M. Turley, Jr., General Partner

		By:	Brooks Road Associates, a Tennessee general
partnership, a general partner

			By:	Belz Investco GP, managing partner

			By:	URCO, Inc., managing partner

By:
Name:
Title:

	By:	The Northwestern Mutual Life Insurance Company, a
Wisconsin corporation, a partner

		By:	Northwestern Mutual Real Estate Investments, LLC,
a Delaware limited liability company, its
wholly-owned affiliate and authorized representative

2

By:
Name:
Title:	Managing Director

Sworn and subscribed to before me this            day of                     , 20      .

Notary Public, State of Wisconsin
My commission expires:

3

EXHIBIT A

TO

AFFIDAVIT AS TO DEBTS, LIENS, PARTIES IN POSSESSION

AND GAP COVERAGE

LIST OF UNRECORDED LEASES

EXHIBIT N

TENANT NOTICE LETTER

                                                , 20

Dear Tenant:

This is to advise you that as of                                       , 20    ,                                              (“Buyer”) has acquired the Property commonly known as                                                    (“Property”) and                                                                              is now the property manager of the Property.  The leasing office address of the Buyer’s property manager is:

All future payments of rent and other charges due under your lease, should be made payable to                                            and delivered to the above-referenced leasing office.  Your security deposit, if any, has also been transferred to Buyer and Buyer shall be responsible for its return to you pursuant to the terms of your lease agreement.

Should you have any questions concerning the acquisition of the Property, please call the property manager at                                                         .

Very truly yours,

SELLER: [OR PROPERTY MANAGER ON BEHALF OF SELLER]

By:
Name:
Its:

BUYER:

By:
Name:
Its:

EXHIBIT O

ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AND SALE AGREEMENT

This ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AND SALE AGREEMENT (“Assignment”) is made as of                                    , 20     by and between                                                                                  (“Original Buyer”) and                                                                                        (“Assuming Buyer”) with respect to the following:

RECITALS

A.            Original Buyer and ARBORS OF HARBOR TOWN JOINT VENTURE (“Seller”) have entered into that certain Real Estate Purchase and Sale Agreement dated as of                                                (the “Agreement”), wherein Seller has agreed to sell to Original Buyer, and Original Buyer has agreed to purchase from Seller, certain real property and improvements located thereon as described in the Agreement (“Property”).

B.            Original Buyer desires to assign its interest in the Agreement to Assuming Buyer, and Assuming Buyer desires to assume such interest, all as hereinafter provided.

AGREEMENT

In consideration of the foregoing Recitals and the mutual covenants and agreements contained in this Assignment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Buyer and Assuming Buyer agree as follows:

1.             Assignment of Agreement  Original Buyer hereby assigns to Assuming Buyer all of Original Buyer’s right, title and interest in and to the Agreement, and Assuming Buyer hereby accepts such assignment.  Assuming Buyer hereby assumes and agrees to perform, and to be bound by, all of the terms, covenants, conditions, and obligations imposed upon or assumed by Original Buyer under the terms of the Agreement.

2.             Joint and Several Liability Original Buyer shall not be released from any existing obligations under the Agreement as a result of this Assignment, and Assuming Buyer hereby agrees to be jointly and severally liable with Original Buyer for all representations, warranties, indemnities, waivers, releases, and other obligations and undertakings set forth in the Agreement, including, without limitation, the obligations and undertakings set forth in the Sections of the Agreement entitled “Buyer’s Reliance on Own Investigations; “AS-IS” Sale,” “Buyer Indemnity” and “Release”.

3.             Representations and Warranties of Assuming Buyer  Assuming Buyer hereby represents and warrants to Seller that:

(a)           Assuming Buyer is directly or indirectly controlled by Original Buyer;

(b)                                 Assuming Buyer, and the individuals signing this Assignment on behalf of Assuming Buyer, have the full, legal power, authority, and right to execute and deliver and to perform their legal obligations under this Assignment.  Assuming Buyer’s performance hereunder and the transactions contemplated hereby have been duly authorized by all requisite action on the part of Assuming Buyer and no remaining action is required to make this Agreement binding on Assuming Buyer.

(c)                                  Assuming Buyer is not, and shall not become, a person or entity with whom U. S. persons or entities are restricted from doing business with under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or be otherwise associated with such persons or entities.

4.             Miscellaneous

(a)

Entire Agreement. The Agreement, together with this Assignment, embodies the entire understanding between Original Buyer and Assuming Buyer with respect to its subject matter and can be changed only by an instrument in writing signed by Original Buyer and Assuming Buyer and approved in writing by Seller.

(b)	Time of Essence. Time is of the essence of each and every term, condition, obligation and provision hereof.

(c)

Counterparts. This Assignment may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute the same Assignment.

(d)	Applicable Law. This Assignment shall be governed by and construed and enforced in accordance with the laws of the state in which the Property is located without regard to conflicts of law principles.

(e)	Capitalized Terms. Capitalized terms used in this Assignment shall have the same meaning as set forth in the Agreement unless otherwise specifically defined herein.

IN WITNESS WHEREOF, this Assignment has been executed as of the day and year second set forth above.

2

ORIGINAL BUYER:

By:
Name:
Title:

ASSUMING BUYER:

By:
Name:
Title:

3

EXHIBIT Q

FEDERAL NATIONAL MORTGAGE ASSOCIATION SURVEY REQUIREMENTS

An acceptable As-Built Survey meets the following requirements:

1.             The Survey must be certified by a Surveyor licensed in the jurisdiction in which the property is located. If that jurisdiction licenses engineers instead of surveyors, then the Survey may be certified by such a licensed engineer.

2.             The Survey must be dated within three hundred sixty (360) days of the scheduled date of Closing Date.

3.             The narrative legal description of the Property shown on the Survey must be identical to that contained in the Commitment. A metes and bounds description, a lot and block description, or a description of the Property bounded on all sides by dedicated streets or alleys is acceptable as long as it corresponds to the legal description shown in such Commitment. If the Commitment refers to a recorded plat, then such plat with appropriate recording references must be indicated on the survey.

4.             The Survey must meet the requirements of an ALTA/ACSM Land Title Survey made in accordance with the Minimum Standard Detail Requirements for American Land Title Association and American Congress on Surveying and Mapping Land Title Surveys, as adopted in 2011 including, at a minimum, the following Table A items:  1, 2, 3, 4, 6(a) with setback lines drawn, 7(a), 8, 9, 10, 11(a), 13, 16 and 20.  In addition, the following requirements must be met:

(i)            the location of all buildings (including exterior dimensions at ground level), structures or other substantial visible improvements (including sidewalks, curbs, parking areas and fences) and the distance from such improvements to adjoining exterior property lines must be depicted;

(ii)           the number and location of parking spaces (specifying the number of spaces reserved for handicapped use, if any);

(iii)          indication of access (such as curb cuts and driveways) to adjoining streets and highways and information as to whether such roadways are public or private;

5.             A Surveyor’s Certificate should be placed on the face of the Plat of Survey (or attached in some appropriate manner) and read strictly as follows:

SURVEYOR’S CERTIFICATE

The undersigned, being a registered surveyor of the State of Tennessee certifies to (i) RED MORTGAGE CAPITAL, LLC, (ii) FANNIE MAE, its successors and assigns, (iii) FREDDIE MAC, its successors and assigns, (iv) FINPAR 4, L.L.C. and (v) [INSERT NAME OF TITLE INSURER] as follows:

This is to certify that this map or plat and the survey on which it is based were made in accordance with the 2011 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys,

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jointly established and adopted by ALTA and NSPS, and includes Items                                            of Table A thereof.  The field work was completed on                                         .

Dated:	(Name of Surveyor)
(SEAL)	Registration No.

6.             Just as a reminder, every easement, right of way, or similar exception referenced on the Lender’s Title Insurance Commitment must be reflected (drawn or appropriately noted) on the Plat of Survey and vice versa. In this regard, it is important that the Surveyor be provided with a copy of a current Commitment as soon as it is available. (In the event a particular easement is blanket in nature or cannot be shown with specificity, a note so stating should be included on the Survey).

7.             If any portion of the Property is in a Special Hazard area, as designated on the applicable Flood Insurance Rate Map for the community, the boundaries and a designation of the zone of any such area within the Property must be shown on the survey

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